ELM ROAD II

FACILITY LEASE AGREEMENT

between

MGE POWER ELM ROAD, LLC

as Lessor

and

MADISON GAS AND ELECTRIC COMPANY

as Lessee

Dated as of [__________], 2005

Elm Road Coal-Fired Electric Generation Project
Oak Creek, Wisconsin

TABLE OF CONTENTS

PAGE

ARTICLE 1  DEFINITIONS; RULES OF INTERPRETATION

1

ARTICLE 2  CONSTRUCTION OF THE LEASED FACILITY

2

2.1  Construction of the Leased Facility.

2

2.2  Completion of Facility.

3

2.3  Failure to Achieve Commercial Operation by the Scheduled/Required Commercial Operation Date.

3

2.4  Lessor’s Failure.

3

2.5  Lessee’s Failure; Force Majeure.

4

2.6  Termination of the Facility Lease

5

2.7  Payment of Purchase Price

6

2.8  Lease of Leased Facility

7

2.9  Offset

7

ARTICLE 3  TESTING; PERFORMANCE; APPRAISAL

7

3.1  Testing Procedures

7

3.2  Guaranteed Performance Levels

7

3.3  Facility Appraisal.

7

ARTICLE 4  NATURE OF TRANSACTION

8

4.1  Nature of Transaction

8

4.2  UCC INAPPLICABLE

8

4.3  Security Interest

8

ARTICLE 5  RENT

9

5.1  Rent Payments.

9

5.2  Place and Manner of Payment.

10

5.3  Net Lease.

10

5.4  Common Facilities Adjustment

12

5.5  Unit Ownership Adjustment

12

ARTICLE 6  REPRESENTATIONS AND WARRANTIES

13

6.1  Representations and Warranties of the Parties

13

6.2  Special Lessor Representations

14

6.3  DISCLAIMER OF WARRANTIES

15

6.4  Assignment of Warranties

15

6.5  Claims Against Third Parties Relating to the Leased Facility

15

ARTICLE 7  USE AND MAINTENANCE OF LEASED FACILITY

16

7.1  Use and Possession of Leased Facility.

16

7.2  Maintenance of Leased Facility.

16

7.3  Removal of Components.

16

ARTICLE 8  IMPROVEMENTS

17

8.1  Improvements.

17

8.2  Title

18

8.3  End of Term Improvements.

18

ARTICLE 9  SPECIAL LESSOR COVENANTS

19

9.1  Change in Business

19

9.2  Ownership of Assets

9.3  No Subsidiaries

19

9.4  Other Indebtedness

19

9.5  Amendments to Constituent Documents

19

9.6  Maintenance of Accounts; Maintenance of Records; Commingling of Funds; Arms-Length Transactions.

20

9.7  Independent Director

20

ARTICLE 10  INSPECTION AND RIGHT TO ENTER

21

10.1  Inspection.

21

10.2  Right to Enter.

21

ARTICLE 11  RISK OF LOSS; INSURANCE

21

11.1  Construction Term.

21

11.2  Lease Term.

22

11.3  Insurance.

23

ARTICLE 12  END OF TERM OPTIONS AND TERMINATION

23

12.1  Election Notice.

23

12.2  Renewal.

24

12.3  End of Term Purchase of Leased Facility

24

12.4  Termination

25

12.5  Purchase Limitation

25

ARTICLE 13  RETURN OF LEASED FACILITY

26

13.1  Return of Leased Facility.

26

13.2  Condition of Leased Facility Upon Return

27

ARTICLE 14  EVENTS OF DEFAULT

28

14.1  Payment Default

28

14.2  Misrepresentation

28

14.3  Covenant Defaults

28

14.4  Judgment Default

28

14.5  Bankruptcy

28

14.6  Lack of Authorizations

29

ARTICLE 15  REMEDIES

29

15.1  Construction Term Remedies.

29

15.2  Lease Term Remedies.

29

15.3  Limitation on Liability

32

15.4  No Delay or Omission to be Construed as Waiver

32

ARTICLE 16  LIENS

33

ARTICLE 17  INDEMNIFICATION

33

17.1  General Indemnity

33

17.2  Tax Indemnity

33

17.3  Survival

33

ARTICLE 18  COMPLIANCE AUDIT/DISPUTE RESOLUTION

33

18.1  Compliance Audit.

33

18.2  General Provisions

34

18.3  Negotiation

34

18.4  Binding Arbitration.

18.5  Timing; Discovery; Awards, Fees and Expenses.

18.6  Deadlines

36

18.7  Statutes of Limitation

36

18.8  Binding Upon Parties

36

18.9  Continued Performance

36

18.10  Survival

37

ARTICLE 19  CONFIDENTIALITY OF INFORMATION

37

19.1  Non-Disclosure Obligations.

37

19.2  Return of Material

37

19.3  Law

38

ARTICLE 20  SUBORDINATION

38

20.1  Subordination.

38

20.2  Additional Cure Period.

38

20.3  Limitations.

39

ARTICLE 21  ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS

39

21.1  Estoppel Certificates.

39

21.2  Financial Statements.

40

ARTICLE 22  MISCELLANEOUS

40

22.1  Applicable Law

40

22.2  Waiver of Jury Trial

40

22.3  Quiet Enjoyment

40

22.4  Notices

41

22.5  Counterparts

41

22.6  Severability

41

22.7  Transfer Restrictions.

42

22.8  Third-Party Beneficiaries

43

22.9  Entire Agreement

43

22.10  Headings and Table of Contents

43

22.11  Schedules, Annexes and Exhibits

43

22.12  No Joint Venture

43

22.13  Amendments and Waivers

43

22.14  Survival

44

22.15  Limitation on Liability

44

22.16  Further Assurances

Schedule 1.1

Definitions

Schedule 5.1

Basic Rent

Annex A:  Sample Basic Rent Calculation

Annex B:  Applicable Cost of Debt

Annex C:  MARBA

Schedule 5.4

New Common Facilities Ownership Interest

Schedule 11.3

Insurance And Event Of Loss Provisions

Schedule 12.1

Selection Of Independent Appraiser and

Independent Engineer

Schedule 12.2

Renewal Rent

Annex A:  Sample First Renewal Term Rent Calculation

Annex B:  Sample Second Renewal Term Rent Calculation
Annex C:  Sample Third Renewal Term Rent Calculation

Schedule 17.2

Tax Indemnity

Exhibit A

Description Of Leased Facility

Exhibit B

Form of Guaranty

Exhibit C

Form of Right of First Refusal Agreement

Exhibit D

Form of Assignment and Assumption Agreement

FACILITY LEASE AGREEMENT

This FACILITY LEASE AGREEMENT, dated as of [__________], 2005 (this “Facility Lease”), is between MGE POWER ELM ROAD, LLC, a Wisconsin limited liability company, as lessor (“Lessor”), and MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation, as lessee (“Lessee”).

WITNESSETH:

WHEREAS, Lessor proposes to acquire from Elm Road Generating Station Supercritical, LLC an undivided ownership interest in an approximately 615 MW net nominal supercritical pulverized coal electric generating facility and a correlative undivided ownership interest in certain new common facilities, all as more particularly described in Exhibit A (collectively, the “Facility”), to be constructed on land owned by Wisconsin Electric Power Company in Oak Creek, Wisconsin;

WHEREAS, Lessor intends to lease to Lessee its interest in the Facility, consisting of a [8.33/16.1%]1 undivided ownership interest in Unit 2 and its New Common Facilities Ownership Interest in the New Common Facilities (the “Leased Facility”) to Lessee in accordance with the terms hereof;

WHEREAS, Lessor will separately convey to Lessee, pursuant to the Assignment of Easement Agreement, the property rights acquired by Lessor with respect to the land on which the Leased Facility will be located; and

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
DEFINITIONS; RULES OF INTERPRETATION

Capitalized terms used but not defined herein shall have the meanings set forth in Schedule 1.1, and the rules of interpretation set forth in Schedule 1.1 shall apply to this Facility Lease.

ARTICLE 2
CONSTRUCTION OF THE LEASED FACILITY

2.1

Construction of the Leased Facility.

(a)

Pursuant to the ERGS Facility Lease, ERGS is obligated to develop, design, engineer, procure, permit, construct and commission the Facility in all material respects in accordance with the Development Protocol (as set forth therein).  Following the Acquisition Date and during construction, Lessor shall provide Lessee with all monthly status reports (which shall include, among other things, the status of all material Authorizations), and shall inform the Lessee of any expected construction delays. This Facility Lease shall be of no force or effect unless and until Lessor exercise its option to acquire, and acquires an ownership interest in the Facility, and construction is commenced.

(b)

Lessor shall obtain and maintain in full force and effect all material Authorizations required by applicable Law to own and lease the Leased Facility, and shall comply in all material respects with all such Authorizations and all applicable Laws in connection with the performance of its obligations under Section 2.1(a).

(c)

Until the Commercial Operation Date, Lessor will provide, or cause to be provided, monthly status reports to the Lessee (which shall include, among other things, the status of all material Authorizations) and shall inform Lessee of any expected delays.

(d)

On or before the first day of each calendar month (or if such day is not a Business Day, the next Business Day), from the month following the month during which the Acquisition Date occurs through the month in which the Commercial Operation Date occurs, or if earlier through the month in which this Facility Lease is terminated, Lessor shall submit a written invoice to Lessee which shall indicate:  (i) the aggregate amount of Construction Costs accrued by Lessor as of the last day of the preceding calendar month, provided, that the aggregate amount thereof shall not exceed the Approved Amount; (ii) the Return on Capital with respect to such Construction Costs, (iii) the Monthly Management Fee for such month, (iv) any Community Impact Mitigation Costs incurred by or on behalf of Lessor during the previous calendar month with respect to the first invoice, the amount of any Community Impact Mitigation Costs incurred through the last day of the preceding calendar month and (v) with respect to the first invoice, the amounts of (A) Pre-CPCN Expenses that were not capitalized and that were accrued by or on behalf of Lessor and (B) accrued Return on Capital with respect to Lessor’s share of Major Equipment Expenditures, in each case as of the as of the last day of the previous calendar month.  No later than the 10th calendar day (or if such day is not a Business Day, the preceding Business Day) following receipt of an invoice, Lessee shall pay, in accordance with Lessor’s directions, the sum of the amounts in clauses (ii), (iii), (iv) and (v) specified in such invoice.

(e)

Lessor agrees to make available to Lessee, upon written request, copies of all notices, invoices, bills or other documentation reasonably requested by Lessee with respect to any of the amounts for which payment is sought pursuant to Section 2.1(d).

(f)

MGE Energy shall guarantee the Lessor’s  obligations pursuant to Section 2.3 and Section 3.2 in accordance with the Guaranty Agreement substantially in the form of Exhibit B.

2.2

Completion of Facility.

If construction of the Facility is not commenced, or is permanently abandoned or terminated, either Party may notify the other of its election to terminate the Facility Lease.  In such event, this Facility Lease shall terminate 30 days following such notice, and each Party shall cease to have any liability to the other party hereunder, except (i) for any obligations surviving pursuant to the express terms of the Facility Lease and (ii) that Lessee shall pay to Lessor Pre-Termination Expenses.

2.3

Failure to Achieve Commercial Operation by the Scheduled/Required Commercial Operation Date.

(a)

If Lessor shall fail to achieve Commercial Operation by the Scheduled Commercial Operation Date, then Lessor shall pay to Lessee Delay Damages for each day from the Scheduled Commercial Operation Date until the Commercial Operation Date; provided, that any such delay is not due to a failure by Lessee to perform its obligations under this Facility Lease.  Payments pursuant to this Section 2.3 shall be made on a monthly basis 60 days after the conclusion of any month in which there are accrued and unpaid Delay Damages.

(b)

If Lessor shall fail to achieve Commercial Operation by the Required Commercial Operation Date, Lessor shall, within 15 days after the Required Commercial Operation Date, deliver a written notice to the Lessee, with a copy to the Independent Evaluator and the PSCW, identifying the Purchase Price and the various components thereof.

2.4

Lessor’s Failure.

(a)

If the Commercial Operation Date has not occurred by the Required Commercial Operation Date due to the acts or omissions of Lessor or the failure of Lessor to perform any of its obligations under this Facility Lease or any other Lease Document to which it is a party, Lessee may, within 90 days after the Required Commercial Operation Date, deliver to Lessor written notice that Lessee has elected (i) to terminate this Facility Lease on a date no earlier than 90 days after the date of notice (the “Lessee Termination Date”);  (ii) to continue this Facility Lease, or (iii) to change the Required Commercial Operation Date to a later date no more than 365 days after the original Required Commercial Operation Date; provided that Lessee shall include in its notice (A) Lessee’s response to the Independent Evaluator’s evaluation provided in accordance with Section 5.4 of Exhibit 3.1(a) of the ERGS Facility Lease, and (B) a copy of the PSCW’s written approval that its election is reasonable and prudent; provided, further that Lessee may elect only once to change the Required Commercial Operation Date pursuant to this Section 2.4.

(b)

If Lessee elects to terminate this Facility Lease in accordance with Section 2.4(a), it may, at the same time, elect to purchase the Leased Facility, in which case Lessor shall sell the Leased Facility to Lessee, and Lessee shall purchase the Leased Facility from Lessor, on the Lessee Termination Date.  Lessee shall purchase the Leased Facility by paying on the Lessee Termination Date, in accordance with the Lessor’s directions, an amount equal to the Purchase Price in immediately available funds, subject to Section 2.7.

(c)

If Lessee elects to terminate this Facility Lease in accordance with Section 2.4(a), but does not elect to purchase the Leased Facility, or the Facility Lease is terminated in accordance with Section 2.4(d), Lessee shall pay on the Lessee Termination Date in accordance with Lessor’s directions, an amount equal to the Pre-Termination Expenses less Major Equipment Expenditures.

(d)

If Lessee elects to continue this Facility Lease in accordance with Section 2.4(a), Lessee may seek to obtain from the PSCW a Completeness Determination with respect to the Leased Facility and upon obtaining same, Lessee shall specify the date for commencement of the Lease Term, which shall not be later than 30 days after the date the Completeness Determination is obtained.

(e)

If the Lessee fails to timely deliver a notice pursuant to Section 2.4(a) within 90 days after the Required Commercial Operation Date, this Facility Lease shall automatically terminate on the date that is 180 days after the Required Commercial Operation Date and Lessee shall be deemed to have elected to purchase the Lease Facility in accordance with Section 2.4(b).  Notwithstanding any other provision of this Section 2.4 or any notice provided by the Lessee, in the event that the conditions precedent to the Commercial Operation Date have been satisfied in accordance with the terms and conditions of this Facility Lease prior to any termination date provided for in this Section 2.4, then any termination and termination notice shall automatically be revoked.

2.5

Lessee’s Failure; Force Majeure.

(a)

(i)

If the Commercial Operation Date has not occurred by the Required Commercial Operation Date due to the acts or omissions of Lessee or the failure of Lessee to perform any of its obligations under this Facility Lease or any other Lease Document to which it is a party, Lessor may, within 90 days after the Required Commercial Operation Date, deliver to Lessee written notice of its election to terminate this Facility Lease on a date no earlier than 90 days after the date of such notice (the “Lessor Termination Date”); provided, however, if the Commercial Operation Date is achieved prior to the Lessor Termination Date, then the Lessor Termination Date shall automatically be revoked.

(ii)

If the Parties agree that the Commercial Operation Date is projected not to occur by the Required Commercial Operation Date due to one or more of an Excused Event, Event of Loss, Event of Total Loss, or event of Force Majeure, Lessor may, within 90 days after any such event, deliver to Lessee written notice of its election to terminate this Facility Lease on a date no earlier than the Lessor Termination Date.  Termination of the Facility Lease pursuant to this Section 2.5(a)(ii) is subject to PSCW approval.

(b)

If Lessor elects to terminate this Facility Lease in accordance with Section 2.5(a), it may, at the same time, elect to sell the Leased Facility, in which case Lessor shall sell the Leased Facility to Lessee, and Lessee shall purchase the Leased Facility from Lessor, on the Lessor Termination Date.  If the Lessor has terminated this Facility Lease pursuant to Section 2.5(a)(i), Lessee shall purchase the Leased Facility by paying on the Lessor Termination Date, in accordance with the Lessor’s directions, an amount equal to the Purchase Price in immediately available funds, subject to Section 2.6.  If the Lessor has terminated this Facility Lease pursuant to Section 2.5(a)(ii), Lessee shall purchase the Leased Facility by paying on the Lessor Termination Date, in accordance with Lessor’s directions, an amount equal to the difference between the Purchase Price and the sum of Loss Proceeds and Condemnation Award.

(c)

If Lessor elects to terminate this Facility Lease in accordance with Section 2.5(a), but does not elect to sell the Leased Facility, or the Facility Lease is terminated in accordance with Section 2.5(d), Lessee shall pay on the Lessor Termination Date, in accordance with Lessor’s directions an amount equal to the Pre-Termination Expenses less Major Equipment Expenditures.

(d)

If Lessor does not elect to terminate the Facility Lease in accordance with Section 2.4(a), Lessor may seek to obtain from the PSCW a Completeness Determination with respect to the Leased Facility and upon obtaining same, Lessor shall specify the date for commencement of the Lease Term, which shall not be later than 30 days after the date the Completeness Determination is obtained.  If Lessor does not obtain a Completeness Determination within 180 days after the Required Commercial Operation Date, this Lease shall automatically terminate on such date, and Lessor shall be deemed to have elected to sell the Leased Facility in accordance with  Section 2.5(b).

2.6

Termination of the Facility Lease.  If either Lessee or Lessor elects to terminate this Facility Lease pursuant to Section 2.4(a) or Section 2.5(a), respectively, then on the Lessee Termination Date or Lessor Termination Date, as the case may be:

(a)

This Facility Lease shall automatically terminate and each Party shall cease to have any liability to the other Party hereunder, except for any obligations surviving pursuant to the express terms of this Facility Lease; provided, however, that it shall be a condition of such termination that each Party pay any and all amounts due under this Facility Lease (including pursuant to this Article 2);

(b)

If the Leased Facility is sold to Lessee pursuant to Section 2.4(b) or Section 2.5(b), then:

(i)

Lessor shall transfer the Leased Facility on an “as is” and “where is” basis by an appropriate instrument of transfer in form and substance reasonably satisfactory to Lessee and prepared and recorded at Lessee’s expense; provided, that such instrument of transfer shall not contain representations or warranties, express or implied, other than a warranty as to the authority to execute and deliver the instrument of transfer and as to the absence of Lessor’s Liens attributable to Lessor, the Member or the Lenders;

(ii)

to the extent permitted by applicable Law and the provisions of the applicable Authorizations, Lessor shall assign to Lessee all Authorizations that are in the name of Lessor and that are required to be obtained in connection with the ownership, use, operation or maintenance of the Facility;

(iii)

Lessor will assign to Lessee any existing construction, manufacturing or parts warranties assigned to it with respect to the Leased Facility so as to enable Lessee to avail itself of same; and

(iv)

Lessor shall assign to Lessee, at Lessee’s cost and expense, all of Lessor’s right, title and interest, if any in any Project Documents to which it is a party in accordance with Exhibit E.

(c)

If this Lease is terminated, but the Leased Facility is not sold to Lessee, then:

(i)

To the extent permitted by applicable Law and applicable Authorizations, Lessee shall, at Lessor’s cost and expense, assign to Lessor all Authorizations that are in the name of the Lessee and that are required to be obtained in connection with the use, operation or maintenance of the Leased Facility;

(ii)

Lessee shall assign to Lessor, at the Lessor’s cost and expense, all its right, title and interest, if any, in any warranties, covenants and representations of any manufacturer or vendor of the Leased Facility or any component thereof;

(iii)

To the extent appropriate, Lessee shall assign to Lessor, at Lessor’s cost and expense, all its right, title and interest in the Interconnection Agreement to the extent related to the Leased Facility, together with any easements or rights-of-way associated therewith; and

(iv)

Lessee shall assign to Lessor, at Lessor’s cost and expense, Lessee’s right, title and interest, if any, in any Project Documents to which it is a party in accordance with Exhibit E.

(d)

Each Party shall promptly and duly execute and deliver such further documents and take such further action reasonably requested by the other Party, as may be reasonably necessary to carry out the intent and purpose of this Section 2.6.

2.7

Payment of Purchase Price.  If the Leased Facility is to be sold pursuant to Sections 2.4(b) or 2.5(b), and the Purchase Price is greater than 30% of the Approved Amount, then:

(a)

(i)

If the Purchase Price is between 30% and 50% of the Approved Amount, Lessee shall pay such amount in 20 equal quarterly installments, commencing on the Lessee Termination Date or Lessor Termination Date, as applicable.

(ii)

If the Purchase Price is over 50% of the Approved Amount, Lessee shall pay such amount in 40 equal quarterly installments, commencing on the Lessee Termination Date or Lessor Termination Date, as applicable.

(b)

If the Purchase Price is to be paid over time pursuant to Section 2.7(a), Lessee shall also pay Lessor, on the applicable quarterly payment date, interest on the outstanding amount thereof at an annual rate equal to the Return on Capital Percentage.

2.8

Lease of Leased Facility.  Effective on the Commercial Operation Date, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Leased Facility, subject to and in accordance with the terms and conditions of this Facility Lease, for the Base Term and, subject to Lessee’s exercise of the renewal options in accordance with Article 12, one or more Renewal Terms.

2.9

Offset.  Lessee may deliver to Lessor a written invoice for any amounts due and payable by Lessor prior to the Commercial Operation Date; provided, however, that a written invoice for payment shall not be sent more frequently than once in any calendar month.  If Lessor shall fail to pay any undisputed amount shown on any such invoice within 30 days of receipt thereof, Lessee shall be entitled to offset amounts due to Lessor prior to the Commercial Operation Date.

ARTICLE 3
TESTING; PERFORMANCE; APPRAISAL

3.1

Testing Procedures.  The parties acknowledge that ERGS shall be responsible for all testing of the Facility in accordance with the ERGS Facility Lease.  Lessor shall use commercially reasonable efforts to provide Lessee with advance written notice of all testing procedures.

3.2

Guaranteed Performance Levels.  If the Leased Facility should fail to satisfy one or more of the Guaranteed Performance Levels (other than as a result of the acts or omissions of Lessee or the failure of Lessee to perform any of it obligations under this Facility Lease or any other Lease Document to which it is a party), but nevertheless achieves the Commercial Operation Date, then within 60 Business Days after the Commercial Operation Date, Lessor shall pay to Lessee, as liquidated damages and not as a penalty, the respective amount of Guaranteed Performance Level Damages as set forth in Schedule 3.2; provided that the maximum amount of Guaranteed Performance Level Damages payable by Lessor shall not exceed the Performance Damages Cap as set forth in Schedule 3.2 and provided further, that notwithstanding any provision to the contrary contained herein, in no event shall Lessor be obligated to pay Guaranteed Performance Level Damages prior to the Commercial Operation Date (including if the Commercial Operation Date does not occur).

3.3

Facility Appraisal.

(a)

No later than 90 days prior and no earlier than 120 days prior to the expected Commercial Operation Date, an Independent Appraiser shall be selected, who shall appraise the Leased Facility (excluding the Site Improvements) in accordance with Section 3.3(b).

(b)

Within 90 days of appointment, the Independent Appraiser shall deliver to Lessor and Lessee a written report, with a copy to the PSCW, in form and substance satisfactory to Lessor and the PSCW, which shall certify as to (i) the Economic Useful Life of the Facility at the end of each of the Base Term and first Renewal Term; (ii) the expected Fair Market Value of the Facility (excluding the Site Improvements) at the end of each of the Base Term and first Renewal Term; provided, however, that the expected Fair Market Value shall be determined without taking into account inflation or deflation occurring after the Commercial Operation Date (including any inflation or deflation occurring during the Base Term or first Renewal Term); and (iii) the estimated Demolition and Removal costs expected to be incurred by or on behalf of Lessor at the end of the Facility’s Economic Useful Life.

ARTICLE 4
NATURE OF TRANSACTION

4.1

Nature of Transaction.  It is the intent of the Parties that: (a) the transactions contemplated hereby constitute a capital lease pursuant to GAAP from Lessor to Lessee for purposes of Lessee’s financial reporting only; (b) the transactions contemplated hereby preserve ownership of the Leased Facility by Lessor for federal and state income tax, bankruptcy and UCC purposes; and (c) other than for Lessee’s financial reporting, the obligations of Lessee to pay Rent shall be treated as payments of rent.  Except as otherwise required by any taxing Governmental Authority, the Parties agree that they shall not, nor shall any of their Affiliates, at any time take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the Parties expressed in this Section 4.1.  Without limiting the generality of the foregoing, the Parties intend and agree that the transactions contemplated in this Facility Lease are, and shall be treated as, a lease for U.S. federal and state income tax purposes.

4.2

UCC INAPPLICABLE.  THIS FACILITY LEASE IS INTENDED TO SUPERSEDE IN ALL RESPECTS THE PROVISION OF THE RIGHTS GRANTED UNDER, AND THE OBLIGATIONS IMPOSED BY, ARTICLE 2A OF THE UCC AS IN EFFECT IN ANY JURISDICTION, INCLUDING CHAPTER 411 OF THE WISCONSIN STATUTES.  TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY ALL REQUIREMENTS OF LAW, LESSEE HEREBY WAIVES ALL OF ITS RIGHTS AND REMEDIES UNDER SUCH ARTICLE 2A.  LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING HAS BEEN NEGOTIATED AND IS INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ALL REPRESENTATIONS, WARRANTIES (INCLUDING, WITHOUT LIMITATION, THOSE OF FITNESS FOR A PARTICULAR PURPOSE AND OF MERCHANTABILITY), OBLIGATIONS AND DUTIES, EXPRESS OR IMPLIED, IMPOSED ON THE LESSOR UNDER SUCH ARTICLE 2A.

4.3

Security Interest.  Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Facility Lease is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in all of its right, title and interest in and to this Facility Lease, the Leased Facility, and all accessions and substitutions and replacements thereof, and proceeds (including insurance proceeds) thereof (but without the power of Lessee to dispose of the Leased Facility); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee to Lessor, now existing or hereafter created.  From time to time Lessee shall execute, acknowledge and deliver to Lessor a secured transactions financing statement or a fixture filing financing statement in any form reasonably necessary or requested by Lessor to record, perfect, or otherwise preserve Lessor’s interest in the Leased Facility and a consent by Lessee to assignment of such security interest to any lender.

ARTICLE 5
RENT

5.1

Rent Payments.

(a)

Basic Rent.  Lessee shall pay to Lessor on each Rent Payment Date during the Base Term, in the manner and place set forth in Section 5.2, rent for the current calendar month, calculated in accordance with Schedule 5.2 (“Basic Rent”).  If the Commercial Operation Date occurs other than on the first day of a month, Basic Rent for such month will be pro rated.

(b)

Supplemental Rent.  Lessee shall pay to Lessor and any other Person entitled thereto pursuant to Section 5.2 any and all Supplemental Rent on the date on which the same shall become due and payable, including, to the extent permitted by applicable Law, interest at the applicable Overdue Rate on any payment of Rent, the Termination Value or the Fair Market Value not paid when due for the period from the due date until the same shall be paid.  The expiration or other termination of the Lease Term and/or Lessee’s obligation to pay Basic Rent or Renewal Rent hereunder, as the case may be, shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.  Unless expressly provided otherwise in this Facility Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when the same shall be due and payable, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for non-payment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.  Lessor agrees to make available to Lessee, upon written request, copies of all notices, invoices, bills or other documentation reasonably requested by Lessee with respect to the calculation of Supplemental Rent.

(c)

Renewal Rent.  Lessee shall pay to Lessor on each Rent Payment Date during a Renewal Term, in the manner and place set forth in Section 5.2, rent for the current calendar month calculated in accordance with Schedule 12.2 (“Renewal Rent”).

(d)

Invoices and Supporting Documentation.  On or before the tenth day of each calendar month (or if such day is not a Business Day, the next Business Day) from the Commercial Operation Date until this Facility Lease expires or is terminated, Lessor shall submit a written invoice to Lessee which shall indicate the amount of Basic Rent or Renewal Rent, as the case may be, that Lessee owes to Lessor for the previous month.  The invoice shall specify each component of the Basic Rent or Renewal Rent formula, as the case may be, and shall resemble the sample calculations, attached for illustrative purposes only, of Basic Rent and Renewal Rent set forth in Annex A to Schedule 5.1 and Annex A to Schedule 12.2, respectively.  Lessor agrees to make available to Lessee, upon written request, copies of all notices, invoices, bills or other documentation reasonably requested by Lessee with respect to the calculation of Basic Rent or Renewal Rent.

(e)

Community Impact Mitigation Costs.  Lessee shall reimburse Lessor through Basic Rent or Renewal Rent for Community Impact Mitigation Costs incurred by or on behalf of Lessor after the Commercial Operation Date.

5.2

Place and Manner of Payment.

(a)

All payments of Rent, the Termination Value and the Fair Market Value payable by Lessee to Lessor under this Facility Lease shall be made by Lessee to or for the account of Lessor by paying to Lessor (or to such other Person or Persons or in such other manner as Lessor shall from time to time direct in writing) in immediately available funds the amount of such payments on the date when such payments are due.

(b)

Neither Lessee’s inability or failure to take possession of all, or any portion, of the Leased Facility when delivered by Lessor, nor Lessor’s inability or failure to deliver all or any portion of the Leased Facility to the Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of any other Person (other than Lessor), or for any other reason whatsoever, shall delay or otherwise affect Lessee’s obligation to pay Rent, the Termination Value and/or the Fair Market Value in accordance with the terms of this Facility Lease.

5.3

Net Lease.

(a)

THIS FACILITY LEASE IS A NET LEASE AND LESSEE’S OBLIGATION TO PAY ALL RENT, THE TERMINATION VALUE AND/OR THE FAIR MARKET VALUE SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENT, THE TERMINATION VALUE OR THE FAIR MARKET VALUE OR ANY SETOFF AGAINST RENT, THE TERMINATION VALUE, THE FAIR MARKET VALUE, INDEMNITY OR ANY OTHER AMOUNT, WHETHER ARISING BY REASON OF ANY PAST, PRESENT OR FUTURE CLAIMS OF ANY NATURE BY LESSEE AGAINST LESSOR OR ANY OTHER PERSON, OR OTHERWISE.

(b)

Except as otherwise expressly provided herein and by performance of the obligations in connection herewith, this Facility Lease shall not terminate, nor shall the obligations of Lessee be otherwise affected:

(i)

by reason of the condition, merchantability, design, quality, fitness for use, any defect in or damage to, loss of possession or use, obsolescence or destruction of any or all of the Leased Facility, however caused, or any inability to use the Leased Facility or any part thereof by reason of any such defect;

(ii)

by the taking or requisitioning of any or all of the Leased Facility by condemnation or otherwise or by any removal, abandonment, salvage, loss, contamination or destruction of the Leased Facility or any part thereof;

(iii)

by the invalidity or unenforceability or lack of due authorization by any Person to any Lease Document or other infirmity of this Facility Lease or any other Lease Document;

(iv)

by the attachment of any Lien of any third party to any or all of the Leased Facility;

(v)

by any prohibition or restriction of or interference with Lessee’s use of any or all of the Leased Facility by any Person (other than Lessor or Person claiming through Lessor);

(vi)

by the insolvency of or the commencement by or against Lessor or any Person party to a Lease Document of any bankruptcy, reorganization or similar proceeding;

(vii)

by any restriction, prevention or curtailment of or interference with any use of the Leased Facility or any part thereof;

(viii)

by any defect in title to or rights to the Leased Facility or any Lien on such title or rights to the Leased Facility;

(ix)

by any change, waiver, extension or indulgence by any Person party to the Lease Documents except to the extent provided in such change, waiver, extension or indulgence;

(x)

by any claim that Lessee has or might have against any Person, including any vendor, manufacturer or contractor of or for the Leased Facility;

(xi)

by any invalidity, unenforceability, illegality or disaffirmance of this Facility Lease against or by Lessee or any provision hereof or any of the other Lease Documents or any provision thereof;

(xii)

by the impossibility or illegality of performance by Lessee, Lessor or both under this Facility Lease or any other Lease Document to which either is a party;

(xiii)

by any failure on the part of Lessor to perform or comply with any of the terms of this Facility Lease or any other Lease Document (other than performance by Lessor of its obligations under and in accordance with Section 2.7);

(xiv)

by any action of any Governmental Authority;

(xv)

by any claim for infringement or other liability resulting from any patent, trademark, copyright or other intellectual property rights; or

(xvi)

by any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding.

(c)

It is the intention of the Parties that all payments of Rent, the Termination Value and the Fair Market Value payable by Lessee hereunder shall be payable in all events in the manner and at the times herein provided unless Lessee’s obligations in respect thereof shall have been terminated or modified pursuant to the express provisions of this Facility Lease.  Each payment of Rent, the Termination Value and the Fair Market Value by Lessee hereunder shall be final, and Lessee shall not seek to recover all or any part of such payment from Lessor.  Without affecting Lessee’s obligation to pay Rent, the Termination Value and/or the Fair Market Value, as the case may be, and subject in all respects to Sections 5.3, 15.3(b) and 22.15, Lessee may exercise its remedies at law for a breach by Lessor of its respective obligations of this Facility Lease in accordance with Section 15.2(b).  Lessor shall be under no obligation to marshal any assets in favor of Lessee or against or in payment of any or all Rent, the Termination Value or the Fair Market Value.  The Parties intend that the obligations of Lessee under this Facility Lease shall be covenants and agreements that are separate and independent from any obligations of Lessor hereunder or under any other Lease Document and the obligations of Lessee under this Facility Lease shall continue unaffected unless such obligations have been modified or terminated in accordance with an express provision of this Facility Lease.

5.4

Common Facilities Adjustment.  The New Common Facilities, which are used in common by two or more of Unit 1, Unit 2, the Future Unit or the Existing Units, will be adjusted and the rent formulas in Schedule 5.1 and Schedule 12.2, respectively, will be adjusted upon the “Lease Effective Date” or termination before the “Lease Effective Date” if the Future Unit is leased to Lessee pursuant to a lease substantially similar to the ERGS Facility Lease, or alternatively, if the Future Unit is not so leased, upon commercial operation of the Future Unit (a “New Common Facilities Adjustment Event”):

(a)

Lessor shall adjust Lessor’s New Common Facilities Ownership Interest in accordance with Schedule 5.4.  If Lessor’s New Common Facilities Ownership Interest is increased pursuant to this Section 5.4, then the increased amount of New Common Facilities Ownership Interest shall be part of the Leased Facility and shall be subject to the terms and conditions of this Facility Lease.  If Lessor’s New Common Facilities Ownership Interest is decreased pursuant to this Section 5.4, then the decreased amount of New Common Facilities Ownership Interest shall be released from the Leased Facility and shall no longer be subject to the terms and conditions of this Facility Lease; and

(b)

Lessor shall amend the Basic Rent and the Renewal Rent formulas in Schedule 5.1 and Schedule 12.2, respectively, to reflect any change in Lessor’s New Common Facilities Ownership Interest in accordance with Schedule 5.4.

5.5

Unit Ownership Adjustment.  If Lessor increases its percentage interest in Unit 2, the increased portion acquired shall be part of the Leased Facility effective upon consummation of such acquisition.  In such event, the Facility Lease shall be amended to reflect the change in the Lessor’s  ownership interest.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES

6.1

Representations and Warranties of the Parties.  Each of Lessee and Lessor represents and warrants to the other Party, as of the Execution Date as follows:

(a)

Due Organization, Etc.  It: (i) is duly formed, validly existing and in good standing under the Laws of the State of Wisconsin, (ii) has all requisite power and all material Authorizations necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is duly qualified to do business in all jurisdictions in which the nature of the business conducted by it or proposed to be conducted by it makes such qualification necessary.

(b)

Due Authorization.  It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Facility Lease and each other Lease Document to which it is a party, and the execution, delivery and performance by it of this Facility Lease and each other Lease Document to which it is a party have been duly authorized by all necessary corporate action on its part.

(c)

Non-Contravention.  The execution, delivery and performance by it of this Facility Lease and each other Lease Document to which it is a party does not and shall not:

(i)

violate its Organic Documents;

(ii)

violate any Law or Government Approval applicable to it or its property or to the Leased Facility;

(iii)

result in a breach of or constitute a default under the terms of any Lease Document or any other material agreement to which it is a party; or

(iv)

result in, or require the creation or imposition of, any Lien (other than a Permitted Encumbrance) on any of its properties.

(d)

Enforceability, Etc.  This Facility Lease and each other Lease Document to which it is a party: (i) has been duly authorized and duly and validly executed and delivered by it; and (ii) assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by general principles of equity.

(e)

Litigation.  No court order, judgment or arbitral award has been issued and is outstanding with respect to it or any of its properties, rights or assets (including the Leased Facility), which prohibits it from executing or delivering this Facility Lease or any other Lease Document to which it is a party or performing in any material respect its obligations under this Facility Lease or any other Lease Document to which it is a party.

(f)

Authorizations.  All Authorizations required by applicable Law to have been obtained by it prior to the Execution Date in connection with the due execution and delivery of, and performance by it of its obligations and the exercise of its rights under, this Facility Lease and each other Lease Document to which it is a party have been duly obtained or made and are in full force and effect, are held in its name and are free from conditions or requirements (i) compliance with which could reasonably be expected to have a Material Adverse Effect on its ability to perform its obligations under this Facility Lease or any other Lease Document to which it is a party or the validity or enforceability of this Facility Lease and each other Lease Document to which it is a party, or (ii) which it does not reasonably expect to be able to satisfy.

(g)

No Breach of Lease Documents.  It is not in breach of any material obligation under any of the Lease Documents to which it is a party.

6.2

Special Lessor Representations.  Lessor represents and warrants to Lessee, as of the Execution Date as follows:

(a)

Change in Business.  Lessor is not engaged in any business other than the business relating to the owning, leasing and financing of the Leased Facility, as contemplated by this Facility Lease and the other Lease Documents and the activities incidental thereto, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

(b)

Ownership of Assets.  Lessor does not own any assets other than those relating to the owning, leasing and financing of the Leased Facility, as contemplated by this Facility Lease and other Lease Documents and the activities incidental thereto, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

(c)

No Subsidiaries.  Lessor has no subsidiaries and does not beneficially own the whole or any part of the issued share capital or other ownership interest of any other Person.

(d)

Other Indebtedness.  Lessor has not incurred any indebtedness other than that permitted or required by this Facility Lease and other Lease Documents or otherwise incurred in the ordinary course of business relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing of the Facility or Unit 1.  Lessor has not assumed or guaranteed or become obligated for the debts of any other Person other than as required or permitted by this Facility Lease and other Lease Documents, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

(e)

Maintenance of Accounts; Maintenance of Records; Commingling of Funds; Arms-Length Transactions.

(i)

Lessor maintains its accounts, books and records separate from any other Person and in accordance with GAAP.

(ii)

Lessor does not commingle its funds or assets with those of any other Person and holds its assets and conducts its business in its own name.

(iii)

Lessor will not enter into or be party to any transactions or agreements with its Members or Affiliates (other than those transactions or agreements contemplated by the Lease Documents, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit), except in the ordinary course of its business and on terms that are reasonably fair and are not less favorable to it than would be obtained in a comparable arm’s length transaction with an unrelated third party.

6.3

DISCLAIMER OF WARRANTIES.  Without waiving any claim that Lessee may have against any manufacturer, vendor or contractor, LESSEE ACKNOWLEDGES AND AGREES THAT (a) THE LEASED FACILITY IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO LESSEE; (b) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES; (c) LESSOR IS NOT A MANUFACTURER THEREOF OR A DEALER IN OR VENDOR OF SUCH KIND, AND (d) LESSOR HAS NOT MADE, OR DOES NOT AND WILL NOT MAKE, (I) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY OR ALL OF THE LEASED FACILITY IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE OR ANY OTHER PERSON, OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OR ALL OF THE LEASED FACILITY, IT BEING AGREED THAT, EXCEPT AS EXPRESSLY SPECIFIED HEREIN OR IN THE OTHER LEASE DOCUMENTS, ALL RISKS ASSOCIATED WITH THE LEASED FACILITY, AS BETWEEN LESSOR AND LESSEE, SHALL BE BORNE SOLELY BY LESSEE.  In no event shall Lessee have any recourse against Lessor for any defect in or exception to title to the Leased Facility, except with respect to Lessor’s liens attributable to Lessor, the Member or the Lenders.

6.4

Assignment of Warranties.  Effective as of the Commercial Operation Date, Lessor shall use all commercially reasonable efforts to assign to Lessee all of Lessor’s right, title and interest, if any, in any warranties, covenants and representations of any manufacturer, vendor or contractor of the Leased Facility or any component thereof.

6.5

Claims Against Third Parties Relating to the Leased Facility.  During the Lease Term, so long as no Lessee Event of Default shall have occurred and be continuing, Lessor hereby irrevocably appoints and constitutes Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever Claims and rights Lessor may have in respect of the Leased Facility against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Leased Facility.

ARTICLE 7
USE AND MAINTENANCE OF LEASED FACILITY

7.1

Use and Possession of Leased Facility.

(a)

The parties acknowledge that the Leased Facility represents an undivided ownership interest in the Facility.  Following the Commercial Operation Date, the Lessee shall have the exclusive right to use, operate and maintain the Leased Facility, subject to the rights of the co-owners and their designees with respect to the Facility.

(b)

Lessee shall use and operate the Leased Facility, or cause the use and operation thereof, to be in compliance in all material respects with all applicable Laws.  Lessee shall obtain and maintain in full force and effect all material Authorizations required by applicable Law to use and operate the Leased Facility and to perform its other obligations under this Facility Lease and the other Lease Documents to which it is a party.  Lessee shall not use and operate the Leased Facility for any purpose or in any manner that would adversely affect the Fair Market Value, utility, remaining useful life or residual value of the Leased Facility (other than to the extent any of the foregoing constitutes Ordinary Wear and Tear).  Lessee hereby waives any right that it may now have or hereafter acquire under any Law or otherwise (a) to require Lessor to repair, renew, replace or improve all or any part of the Leased Facility or (b) to make any repairs to the Leased Facility at the expense of Lessor, in each case, except as provided in Section 8.1(c).

7.2

Maintenance of Leased Facility.

During the Lease Term, Lessee shall, at its own cost and expense, cause the Leased Facility to be kept, repaired, maintained and preserved in all material respects: (a) in good condition (Ordinary Wear and Tear excepted), repair and working order; (b) in accordance with Good Utility Practice and all insurance policies required to be maintained by Lessee under this Facility Lease; (c) so as not to cause any manufacturer’s warranties then in effect on the Leased Facility to become void; and (d) in compliance with all applicable Laws and Authorizations; provided in each case that all Improvements shall be paid for in accordance with Article 8.

7.3

Removal of Components.

(a)

In the ordinary course of repairing, maintaining, preserving or testing the Leased Facility or any component thereof, Lessee shall have the right to remove or cause to be removed any component of such Leased Facility; provided, however, that: (i) Lessee shall cause any such component to be replaced by a replacement component; (ii) Lessee shall cause such replacement component to be free and clear of all Liens (other than Permitted Encumbrances) and in as good an operating condition as that of the component replaced and with a residual value, utility and remaining useful life at least equal to that of the component replaced (in each case, assuming that the replaced component was maintained in accordance with the terms of this Facility Lease); (iii) the use of such replacement component as part of the Leased Facility shall not, other than in a de minimis respect, diminish the Fair Market Value, utility, remaining useful life or residual value of the Leased Facility; and (iv) all Improvements shall be paid for in accordance with Article 8.  Each component (other than an Obsolete Component) removed from the Leased Facility will remain subject to this Facility Lease, wherever located, until such time as such component is replaced by a replacement component which has been incorporated in the Leased Facility and which meets the requirements for replacement components specified in this Section 7.3(a).  Lessee shall take all actions reasonably requested by Lessor to cause such removed component to remain subject to this Facility Lease.

(b)

Notwithstanding anything to the contrary contained in Section 7.3(a), Lessee shall not be required to replace a particular component if such component is obsolete and its removal without replacement could not reasonably be expected to diminish, other than in a de minimis respect, the residual value, utility or remaining useful life of the Leased Facility (“Obsolete Component”).

(c)

Immediately upon removal of an Obsolete Component or removal of any other component from the Leased Facility pursuant to Section 7.3(a) and the replacement component becoming incorporated in the Leased Facility in accordance with Section 7.3(a), and without further act and with no adjustment to the Rent, the Termination Value or the Fair Market Value, as the case may be: (i) the removed component shall no longer be subject to this Facility Lease; (ii) title to the removed component shall thereupon vest in Lessee or such other Person as shall be designated by Lessee, free and clear of all rights of Lessor; and (iii) in the case of any replacement component, title to the replacement component shall thereupon vest with Lessor and such replacement component shall (A) become subject to this Facility Lease and (B) be deemed a part of the Leased Facility for all purposes of this Facility Lease.

ARTICLE 8
IMPROVEMENTS

8.1

Improvements.

(a)

No later than September 1st of each calendar year during the Lease Term, Lessee shall notify Lessor in writing of any Improvements that Lessee proposes to make pursuant to the O&M Agreement in the succeeding calendar year.  Each such notice shall include: (i) a description of the Improvements and the design and material equipment to be used in connection with such Improvements; (ii) a proposed timeline for designing, engineering, procuring, permitting and constructing each of the Improvements; and (iii) the expected total and monthly capital costs for Lessee to design, engineer, procure, permit and construct each of the respective Improvements.  Lessee shall endeavor to provide to Lessor such additional information with respect to the Improvements as Lessor may reasonably request.

(b)

Lessee shall be obligated to cause to be obtained any Authorizations required to design, engineer, procure, permit, construct and operate any Improvement, including any PSCW Authorizations that would be applicable if the Improvement was proposed to be constructed and/or owned by a public utility in Wisconsin.  The Parties agree that they will not, either separately or jointly, attempt to avoid PSCW regulation and oversight of Improvements, including by dividing an Improvement into a series of renewals, replacements, improvements, enhancements, modifications, alterations or additions any one or a number of which would not be of sufficient cost to mandate PSCW oversight.

(c)

Lessor shall finance all capital costs with respect to any Improvement so long as the Lessee’s senior unsecured indebtedness is rated at least Investment Grade.  Lessee shall advise Lessor as to: (i) the final design and material equipment to be used in connection with the Improvements; (ii) the final timeline for designing, engineering, procuring, permitting and constructing each of the Improvements; and (iii) the total capital costs and the monthly capital costs required to design, engineer, procure, permit and construct each of the Improvements.

(d)

If Lessor does not agree to fund the cost of any Improvements, or otherwise is unable to do so, Lessee may make, or cause to be made, any such Improvements.

8.2

Title.  Title to all Improvements shall be and remain the property of Lessor and shall be deemed part of the Leased Facility for all purposes of this Facility Lease; provided, however, that Lessee shall be entitled to remove at the end of the Lease Term, at its own expense, all Improvements not financed by the Lessor that are severable from the Leased Facility, and any Improvement so removed shall not be included in any determination of Fair Market Value of the Leased Facility.  An Improvement shall be deemed to be severable if it may be removed without material damage to the Leased Facility or impair the operational capability of the Leased Facility.

8.3

End of Term Improvements.

If WEPCO is permitted early exercise of its renewal option pursuant to Section 14.3 of the ERGS Facility Lease, (i) an Independent Appraiser shall be selected in accordance with Schedule 12.1; and (ii) Lessee shall advise Lessee as to: (A) the final design and material equipment to be used in connection with the Improvements; (B) the final timeline for designing, engineering, procuring, permitting and constructing each of the Improvements; and (C) the total capital costs and the monthly capital costs required to design, engineer, procure, permit and construct each of the Improvements.

(a)

Within 90 days of appointment, the Independent Appraiser shall deliver to Lessor and Lessee an Appraisal Report, in form and substance satisfactory to Lessor, which shall certify as to (i) the Fair Market Value as of the date of the end of the Base Term or current Renewal Term, as applicable, (ii) the date as of which the Fair Market Value (calculated without taking into account inflation or deflation during the period from the Commercial Operation Date) is equal to 20% of the total Construction Costs, and (iii) the date as of which the total Lease Term shall equal 80% of the Economic Useful Life of the Facility (in each case including any Improvement and proposed Improvement).

(b)

If the Improvement is proposed for the Base Term or first or second Renewal Terms, Lessee may elect to renew the Facility Lease early, subject to and in accordance with Section 12.1 and Section 12.2.  If the Improvement is completed during the Base Term, the Basic Rent shall be adjusted to reflect a return on, and of, the costs of such Improvement through the end of the Base Term, or if the Lessee has elected to renew the Lease early, through the end of the first Renewal Term.  If the Improvement is proposed for a Renewal Term, the Renewal Rent shall be adjusted to reflect a return on, and of, the costs of such Improvement through the end of such Renewal Term, or if the Lessee has elected to renew the Lease early, through the end of the succeeding Renewal Term.

(c)

If Lessor is not obligated to fund the cost of any such Improvements, or does not do so, Lessee shall have an additional 60 days to notify Lessor whether it will (i) construct and pay for the Improvements itself, or (ii) purchase the Leased Facility and terminate the Lease.  Lessee’s election to renew this Lease early pursuant to Section 8.3 or at the end of the Base Term or any Renewal Term pursuant to Section 12.2 shall be subject to WEPCO’s having elected to renew the ERGS Facility Lease for the corresponding term.

(d)

If the Lessee elects to purchase the Leased Facility, it shall do so in accordance with Section 12.3 and subject to Section 12.5 within 150 days of the Appraisal Report, at a price equal to the greater of the Termination Value or the Fair Market Value.

ARTICLE 9
SPECIAL LESSOR COVENANTS

Lessor covenants and agrees that until the termination of this Facility Lease, unless otherwise approved by Lessee, such approval not to be unreasonably withheld or delayed:

9.1

Change in Business.  Lessor shall not engage in any business other than business relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing of the Facility, as contemplated by this Facility Lease and the other Lease Documents and activities incidental thereto, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

9.2

Ownership of Assets.  Lessor shall not acquire any assets other than those relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing, and financing of the Facility, as contemplated by this Facility Lease and other Lease Documents and activities incidental thereto, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

9.3

No Subsidiaries.  Lessor shall not have any subsidiaries and shall not beneficially own the whole or any part of the issued share capital or other ownership interest of any Person.

9.4

Other Indebtedness.  Lessor shall not incur any indebtedness other than that permitted or required by this Facility Lease and the other Lease Documents, the facility lease for Unit 1 and any other agreements relating to the Future Unit or otherwise incurred in the ordinary course of business relating to the development, design, engineering, procuring, permitting, constructing, commissioning, owning, leasing and financing or refinancing of the Facility.  Lessor shall not assume or guarantee or become obligated for the debts of any other Person other than as required or permitted by this Facility Lease and the other Lease Documents, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit.

9.5

Amendments to Constituent Documents.  Lessor shall not amend or permit to be amended its Organic Documents or the rights attaching to its membership interest in Lessor if such amendment could reasonably be expected to have a Material Adverse Effect on its ability to perform its obligations under this Facility Lease and the other Lease Documents to which it is a party or the validity or enforceability of such Lease Documents.

9.6

Maintenance of Accounts; Maintenance of Records; Commingling of Funds; Arms-Length Transactions.

(a)

Lessor shall maintain its accounts, books and records separate from any other Person and in accordance with GAAP.

(b)

Lessor shall not commingle its funds or assets with those of any other Person and will hold its assets and conduct business in its own name.

(c)

Lessor shall not enter into or be party to any transactions or agreements with its Members or Affiliates (other than those transactions or agreements contemplated by the Lease Documents, the Project Documents, the facility lease for Unit 1, and any other agreements relating to the Future Unit), except in the ordinary course of its business and on terms that are reasonably fair and are no less favorable to it than would be obtained in a comparable arm’s length transaction with an unrelated third party.

9.7

Independent Director.  If and only if Lessor is not an Affiliate of Lessee, Lessor shall ensure that its Organic Documents require the favorable vote of one independent director or independent member, as the case may be, before Lessor can take any of the following voluntary actions in anticipation of insolvency or bankruptcy:

(a)

apply for or consent to the appointment of a receiver, trustee or liquidator of Lessor or of all or a substantial part of Lessor’s assets;

(b)

file a voluntary petition in bankruptcy, or admit in writing Lessor’s inability to pay its debts as they come due;

(c)

make a general assignment for the benefit of Lessor’s creditors;

(d)

file a petition or an answer seeking reorganization or arrangement with Lessor’s creditors or take advantage of any insolvency Law;

(e)

file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Lessor in any bankruptcy, reorganization or insolvency proceedings; or

(f)

agree to be the subject of an order, judgment or decree entered by any court of competent jurisdiction, approving a petition seeking reorganization of Lessor or appointing a receiver, trustee or liquidator of Lessor or of all or a substantial part of Lessor’s assets.

ARTICLE 10
INSPECTION AND RIGHT TO ENTER

10.1

Inspection.

Lessee shall make the Leased Facility available to Lessor or its designee for inspection at reasonable times and under conditions reasonably acceptable to Lessee; provided that Lessor and its designees shall comply with all of the Operating Agent’s reasonable rules and regulations, including security and safety requirements and any applicable insurance policies.

10.2

Right to Enter.

(a)

Lessor and its designees shall have the right to enter upon the Site for the purpose of exercising any of Lessor’s rights or performing any of its obligations under this Facility Lease; provided that Lessor and its designees shall comply with all of Lessee’s reasonable rules and regulations, including security and safety requirements and any applicable insurance policies.

(b)

Upon the occurrence and continuation of a Lessee Event of Default and the exercise of remedies by Lessor pursuant to Article 15, Lessor shall have the right to enter upon the Site for the purpose of repossessing the Leased Facility.  Lessor shall not be liable for any damage to Lessee’s property caused by the repossession of the Leased Facility pursuant to the preceding sentence.

ARTICLE 11
RISK OF LOSS; INSURANCE

11.1

Construction Term.

(a)

Prior to the Commercial Operation Date, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Facility as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessor, and Lessee shall not be answerable or accountable to Lessor therefor.

(b)

If an Event of Loss occurs prior to the Commercial Operation Date that results in:

(i)

less than $1,000,000 in physical loss, destruction or damage to the Facility in excess of any Loss Proceeds and/or Condemnation Award that Lessor receives or anticipates receiving in connection therewith, then Lessor shall be obligated to reconstruct or complete construction of the Facility in accordance with the requirements of Section 2.1;

(ii)

equal to or greater than $1,000,000 in physical loss, destruction or damage to the Facility in excess of any Loss Proceeds and/or Condemnation Award that Lessor receives or anticipates receiving in connection therewith, then Lessor shall be obligated to reconstruct or complete construction of the Facility in accordance with the requirements of Section 2.1, if and only if Lessee agrees to, and the PSCW approves, an increase in the “AALF” to be recovered in the Basic Rent formula by an amount equal to the additional Construction Costs incurred by or on behalf of Lessor to reconstruct or complete construction (including any costs incurred as a result of the time required to obtain PSCW approval), less the aggregate amount of any Loss Proceeds and/or Condemnation Award received by Lessor in connection therewith.  The Required Commercial Operation Date shall be extended by a reasonable amount of time attributable to the time required to reconstruct or complete construction of the Facility (including any time required to obtain PSCW approval) and this Facility Lease and the other Lease Documents shall be amended as otherwise may be required by the Parties and approved by the PSCW; or

(iii)

In the event that Lessee and/or the PSCW does not approve an increase in the  “AALF” in the Basic Rent formula as provided above, then Lessor may terminate this Facility Lease in accordance with Section 2.5.

(c)

If an Event of Total Loss occurs prior to the Commercial Operation Date,  then Lessor may elect to terminate this Facility Lease in accordance with Section 2.5.

11.2

Lease Term.

(a)

During the Lease Term, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Facility as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall not be answerable or accountable to Lessee therefor.

(b)

Lessee shall notify Lessor of any Event of Loss (including a description of the loss of, destruction or damage to, or the taking of the Facility) resulting in physical loss, destruction or damage to the Facility in excess of $500,000 or any Event of Total Loss occurring during the Lease Term.  Following any Event of Loss with respect to the Facility occurring during the Lease Term, Lessee shall promptly repair or cause to be repaired the Facility or replace a component thereof, as applicable so that the Facility shall have a current and residual value, remaining useful life and utility at least equal to that of the Facility prior to such Event of Loss, assuming the Facility was in the condition and repair required to be maintained by this Facility Lease.  Lessee shall notify Lessor of the repairs to be undertaken with respect to the Facility and when such repairs are completed.  Lessor and its designees shall be entitled to make a physical inspection of the damaged and restored property in accordance with Section 10.2.  Lessee shall be obligated to continue to pay Rent to Lessor under this Facility Lease in the same amount as would otherwise have been payable hereunder.

(c)

If an Event of Total Loss occurs during the Lease Term, then this Facility Lease shall terminate 180 days after the Event of Total Loss.  Lessee shall pay rent to Lessor through the termination date, together with any Loss Proceeds and Condemnation Amount paid or payable as a result of the Event of Total Loss (either directly or indirectly through Lessee or its insurance required to be carried by it pursuant to Section 11.3).  If this Facility Lease terminates, but the Facility is rebuilt and Lessor continues to hold an ownership interest therein, Lessee shall assign to Lessor, at Lessor’s cost and expense, all of Lessee’s right, title and interest if any, in any Project Documents in accordance with Exhibit E.

(i)

If the aggregate of such amounts exceeds the then aggregate principal amount of all outstanding financing (together with breakage and transaction costs) related to the Leased Facility, Lessor shall pay such excess to Lessee within 90 days following termination of the Lease.

(ii)

If the aggregate of such amounts is less than the then aggregate principal amount of all outstanding financing (together with breakage and transaction costs) related to the Leased Facility, Lessee shall pay such difference of Lessor within 90 days following termination of the Lease.

(iii)

Notwithstanding the foregoing, if the Parties agree to apply any Loss Proceeds to the repair or replacement of the Leased Facility, this Facility Lease may be continued as amended by the mutual agreement of the Parties and as approved by the PSCW.

11.3

Insurance.

(a)

Construction Term.  At all times from the date hereof to the Commercial Operation Date, Lessor shall maintain, or cause to be maintained, insurance as set forth in Schedule 11.3.

(b)

Lease Term.  At all times during the Lease Term, Lessee shall maintain, or cause to be maintained, insurance with respect to the Facility as set forth in Schedule 11.3.  If Lessee fails to take out or maintain the full insurance coverage required by this Section 11.3, then Lessor may (but shall not be obligated to), upon 30 days prior written notice (unless the aforementioned insurance would lapse within such period, in which event notice should be given as soon as reasonably possible) to Lessee of any such failure, take out the required policies of insurance and pay the premiums on such required policies of insurance.  All amounts so advanced therefor by Lessor shall become an additional obligation of Lessee hereunder, and Lessee shall forthwith pay such amounts to Lessor as Supplemental Rent, together with interest thereon from the date so advanced at the applicable Overdue Rate.

ARTICLE 12
END OF TERM OPTIONS AND TERMINATION

12.1

Election Notice.

(a)

No later than 24 months and no earlier than 30 months prior to the end of the Base Term or any Renewal Term, as the case may be, an Independent Appraiser shall be selected in accordance with Schedule 12.1.

(b)

Within 90 days of appointment, the Independent Appraiser shall deliver to Lessor and Lessee an Appraisal Report, in form and substance satisfactory to Lessor, which shall certify as to (i) Fair Market Value as of the end of the Base Term or current Renewal Term, as applicable; and (ii) except in the case of an Appraisal Report during the last Renewal Term, (A) the date as of which the Fair Market Value (calculated without taking into account inflation or deflation during the period from the Commercial Operation Date) is equal to 20% of the total Construction Costs; and (B) the date as of which the total Lease Term shall equal 80% of the Economic Useful Life (determined as of the end of the Base Term or Renewal Term, as applicable (including any Improvement and proposed Improvement)).

(c)

Within 60 days of the date of the Appraisal Report, Lessee shall notify Lessor whether Lessee wishes to: (i) renew this Facility Lease at the end of the Base Term, or first or second Renewal Terms, as applicable, in accordance with Section 12.2; (ii) purchase the Leased Facility in accordance with Section 12.3 but subject to Section 12.5; or (iii) terminate this Facility Lease in accordance with Section 12.4.  Lessee’s election to renew this Facility Lease early pursuant to Section 8.3 or at the end of the Base Term or any Renewal Term pursuant to Section 12.2 shall be subject to WEPCO’s having elected to renew the ERGS Facility Lease for the corresponding term.

12.2

Renewal.

(a)

If Lessee elects to renew this Facility Lease pursuant to Section 12.1(c) or Section 8.3(b), then at the end of the Base Term or any Renewal Term, as the case may be, this Facility Lease shall be extended until the last day of the calendar month preceding the month in which occurs the earlier of (i) the date as of which the Fair Market Value (calculated without taking into account inflation or deflation during the period from the Commercial Operation Date), as most recently determined, is equal to or is less than 20% of the total Construction Costs, and (ii) the date as of which the total Lease Term shall equal 80% of the Economic Useful Life, as most recently determined, it being the intent of the Parties that Lessee’s right to renew this Facility Lease shall not conflict with the Parties’ intent regarding the tax ownership of the Leased Facility for federal and state income tax purposes as more fully described in Section 4.1.

(b)

Such renewal shall be on the same terms and conditions as were applicable during the Base Term, provided, however, that the Lessee shall pay Renewal Rent for the Renewal Term calculated in accordance with Schedule 12.2; and provided, further, that if any Renewal Term will be less than 24 months, then the provisions of Section 12.1(c) shall apply as if the existing Base Term or Renewal Term, as the case may be, ends on the last day of such Renewal Term.

12.3

End of Term Purchase of Leased Facility.  If Lessee elects to purchase the Leased Facility, then effective as of the last day of the Base Term or a Renewal Term, as the case may be:

(a)

Lessee shall purchase all, but not less than all, of the Leased Facility at a price equal to the Fair Market Value, plus any Supplemental Rent then due; provided that such sum shall be reduced by an amount equal to the lesser of (i) the Fair Market Value of any Improvement not funded by Lessor or (ii) the net book value of such Improvement using straight-line depreciation;

(b)

Lessee shall pay Lessor on such date, in accordance with Lessor’s directions, an amount equal to the Fair Market Value (adjusted as provided in Section 12.3(a); provided, that (i) if the adjusted Fair Market Value is between 30% and 50% of the Approved Amount, Lessee shall pay such amount in 20 equal quarterly installments; and (ii) if the adjusted Fair Market Value is over 50% of the Approved Amount, Lessee shall pay such amount in 40 equal quarterly installments, in each case commencing on the last day of the Base Term or a Renewal Term, as applicable, together with interest on the amount outstanding from time to time at an annual rate equal to the Return on Capital Percentage;

(c)

Lessor shall transfer the Leased Facility on an “as is” and “where is” basis by an appropriate instrument of transfer in form and substance reasonably satisfactory to Lessee and prepared and recorded at Lessee’s expense; provided that such instrument of transfer shall not contain representations or warranties, express or implied, other than a warranty as to the authority to execute and deliver the instrument of transfer and as to the absence of Lessor’s Liens attributable to Lessor, the Member or the Lenders;

(d)

All Basic Rent or Renewal Rent, as the case may be, shall cease to accrue;

(e)

This Facility Lease shall terminate and Lessee shall cease to have any liability to Lessor with respect to the Leased Facility, except for obligations surviving pursuant to the express terms of this Facility Lease, provided that it shall be a condition of such termination that each of the Parties shall have performed their respective obligations pursuant to this Section 12.3;

(f)

To the extent permitted by applicable Law and the provisions of the applicable Authorizations, Lessor shall assign to Lessee all Authorizations that are in the name of Lessor and that are required to be obtained in connection with the ownership, use, operation or maintenance of the Leased Facility;

(g)

Lessor shall execute and deliver, and/or cause to be executed and delivered, all appropriate releases and other documents or instruments (and in such form) as Lessee may reasonably request to effect the foregoing and otherwise to release the Leased Facility from the terms of this Facility Lease, all of which shall be prepared, filed and, if appropriate, recorded at the cost and expense of Lessee; and

(h)

Lessor shall assign to Lessee, at Lessee’s cost and expense, all of Lessor’s right, title and interest, if any, in any Project Documents to which it is a party in accordance with Exhibit E.

12.4

Termination.  If Lessee does not elect to purchase the Leased Facility or renew this Facility Lease in accordance with the terms of this Article 12, then the provisions of Article 13 shall apply.

12.5

Purchase Limitation.  Notwithstanding anything to the contrary in this Facility Lease, Lessee’s ability to purchase the Leased Facility shall in all events be subject to Lessor’s rights under Wis. Stat. § 196.52(b)(8)(b).  The Parties shall endeavor to mitigate, to the extent appropriate, any material adverse tax consequences to the Lessor in connection with any sale of the Leased Facility.  Nonetheless, Lessor may, within 30 days of the receipt of the Lessee’s election to purchase the Leased Facility pursuant to Section 12.1, avail itself of such statute by demonstrating to the PSCW that a renewal of this Facility Lease is necessary to avoid material adverse tax consequences as provided in such statute.  If, within 180 days following such 30-day period, the PSCW concurs with the Lessor, or fails to make a determination, then this Facility Lease shall be renewed in accordance with Section 12.2 rather than purchased in accordance with Section 12.3.  If the PSCW determines within 180 days that the Lessor has failed to demonstrate material adverse tax consequences, then Lessee shall be entitled to purchase the Leased Facility in accordance with Section 12.3.

ARTICLE 13
RETURN OF LEASED FACILITY

13.1

Return of Leased Facility.

(a)

Unless the Leased Facility is being transferred to Lessee pursuant to the provisions of this Facility Lease, Lessee shall return the Leased Facility to Lessor or its designee (written notice of which Lessor shall provide to Lessee no less than 30 days before return of the Leased Facility) at the expiration of the Lease Term (or such earlier date as may be required by the provisions of this Facility Lease) by surrendering the Leased Facility into the possession of Lessor or such designee in the condition required by Section 13.2 and at the location of the Leased Facility.

(b)

Concurrently with the return of the Leased Facility to Lessor or its designee pursuant to Section 13.1(a):

(i)

all Basic Rent or Renewal Rent, as the case may be, shall cease to accrue;

(ii)

this Facility Lease shall terminate and Lessee shall cease to have any liability to Lessor with respect to the Leased Facility, except for obligations surviving pursuant to the express terms of this Facility Lease; provided that it shall be a condition of such termination that Lessee shall pay any and all amounts due which it is obligated to pay under this Facility Lease;

(iii)

Lessee shall sell, and Lessor or its designee shall purchase from Lessee, all inventory (including fuel inventory) and spare parts related to the operation and maintenance of the Leased Facility that are owned by Lessee for an amount equal to the greater of (A) the actual cost to Lessee of such inventory and spare parts, or (B) the Fair Market Value of such inventory and spare parts;

(iv)

Lessee shall sell, and Lessor or its designee shall purchase from Lessee, any Improvement, the cost of which was not funded by the Lessor, for an amount equal to the lesser of (A) the Fair Market Value of such Improvement (determined pursuant to Section 13.2(c)), and (B) the net book value of such Improvement using straight line depreciation.

(v)

Lessee shall provide to Lessor or its designee, as the case may be, an inventory list for the Leased Facility and all then-current plans, specifications and operating, maintenance and repair manuals and copies of operating and maintenance records relating to the Leased Facility that have been received or prepared by Lessee;

(vi)

to the extent permitted by applicable Law and the provisions of the applicable Authorizations, Lessee shall assign to Lessor or its designee, as the case may be, all Authorizations that are in the name of Lessee and that are required to be obtained in connection with the use, operation or maintenance of the Leased Facility;

(vii)

Lessee shall, at its own cost and expenses, use commercially reasonable efforts to assign to Lessor all of Lessee’s rights and interest in any warranties, covenants and representations of any manufacturer or vendor of the Leased Facility or any component thereof, including reassignment of any warranties, covenants and representations assigned by Lessor to Lessee pursuant to Section 6.4;

(viii)

Lessee shall execute and deliver, and/or cause to be executed and delivered, all appropriate releases and other documents or instruments (and in such form) as Lessor may reasonably request to effect the foregoing and otherwise to release the Leased Facility from the terms of this Facility Lease, all of which shall be prepared, filed and, if appropriate, recorded at the cost and expense of Lessee;

(ix)

To the extent appropriate, Lessee shall assign to Lessor, at Lessor’s cost and expense, all its right, title and interest in the Interconnection Agreement to the extent related to the Leased Facility, together with any easements or rights-of-way associated therewith; and

(x)

Lessee shall assign to Lessor, at Lessor’s cost and expense, Lessee’s right, title and interest, if any, in any Project Documents to which it is a party in accordance with Exhibit E.

13.2

Condition of Leased Facility Upon Return.  At the time of returning the Leased Facility to Lessor or its designee pursuant to Section 14.1(a), Lessee agrees that:

(a)

the Leased Facility shall be in a condition at least as good as the condition in which the Leased Facility would have been if Lessee had maintained the Leased Facility in accordance with Article 7 (Ordinary Wear and Tear excepted);

(b)

there shall exist no Lien with respect to the Leased Facility except Lessor’s Liens attributable to Lessor or the Lenders and Permitted Encumbrances, unless Lessee shall have insured or bonded for any such Liens in a manner reasonably satisfactory to Lessor; and

(c)

Lessee shall make the Leased Facility available to be inspected and appraised, at Lessee’s sole cost, at any time during the 90-day period immediately prior to the expiration of the Lease Term (or such earlier date as may be required by the provisions of this Facility Lease) by an Independent Engineer selected in accordance with Schedule 12.1.  No later than 60 days after selection, the Independent Engineer shall deliver a written report to Lessor and Lessee in which the Independent Engineer shall opine as to: (i) the need for any modifications or required maintenance other than needed modifications or maintenance resulting from Ordinary Wear and Tear on the Facility (“Exceptional Maintenance”); (ii) the amount that the Leased Facility’s Fair Market Value is diminished due to the need to undertake the Exceptional Maintenance; and (iii) the Fair Market Value of any Lessee-financed Improvements, taking into account the Fair Market Value of the Facility as a whole, and the useful life of such Lessee-financed Improvements.  If the Independent Engineer reports that Exceptional Maintenance is required, then the PSCW shall review such report and, Lessee shall pay to Lessor as Supplemental Rent the amount approved by the PSCW as the amount that the Fair Market Value of the Leased Facility is diminished due to the need to undertake Exceptional Maintenance.

ARTICLE 14
EVENTS OF DEFAULT

At any time after the Execution Date, the following shall constitute events of default by Lessee under this Facility Lease (each, a “Lessee Event of Default”):

14.1

Payment Default.  Any amount due and payable by Lessee under this Facility Lease shall not have been paid within 30 days of its respective due date and after notice thereof by Lessor.

14.2

Misrepresentation.  Any representation or warranty of Lessee contained in this Facility Lease or any other Lease Document to which it is a party is false or misleading in any material respect when made, deemed made or reaffirmed, as the case may be, and would, if capable of being corrected, still be incorrect 60 days later with reference to the facts and circumstances existing on such later date and which has a Material Adverse Effect.

14.3

Covenant Defaults.  Lessee defaults in the performance or observance of any of its other material obligations under this Facility Lease (other than provided for in Section 14.1 and Section 14.2) or any other Lease Document to which it is a party and such default continues unremedied for a period of 90 days after written notice thereof by Lessor; provided, however, that such 90-day period shall be extended for an additional 90 days so long as such default is remediable and Lessee is diligently pursuing such remedy.

14.4

Judgment Default.  One or more final judgments in the aggregate in excess of $20,000,000, to the extent not paid or covered by insurance provided by an insurance carrier who has acknowledged coverage in writing, shall be rendered against Lessee and shall not be discharged within 90 days from the date of entry thereof.

14.5

Bankruptcy.  Lessee shall have:

(a)

applied for or consented to the appointment of a receiver, trustee or liquidator of Lessee or of all or a substantial part of Lessee’s assets;

(b)

been adjudicated bankrupt or insolvent, or filed a voluntary petition in bankruptcy, or admitted in writing its inability to pay its debts as they come due;

(c)

made a general assignment for the benefit of creditors;

(d)

filed a petition or an answer seeking reorganization or arrangement with creditors or taken advantage of any insolvency law;

(e)

filed an answer admitting the material allegations of, or consented to, or defaulted in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceedings; or

(f)

been the subject of an order, judgment or decree entered by any court of competent jurisdiction, approving a petition seeking reorganization of Lessee or appointing a receiver, trustee or liquidator of Lessee or of all or a substantial part of Lessee’s assets, and such order, judgment or decree shall have continued unstayed and in effect for a period of at least 60 consecutive days.

14.6

Lack of Authorizations.  Any Authorization required by applicable Law for the continued performance by Lessee of its obligations under this Facility Lease or any other Lease Document to which it is party shall have been revoked, suspended, modified or withdrawn, and Lessee shall have failed to restore such Authorizations within 180 days after such revocation, suspension, modification or withdrawal, and such revocation, suspension, modification or withdrawal has a Material Adverse Effect.

ARTICLE 15
REMEDIES

15.1

Construction Term Remedies.

(a)

Lessor Remedies.  If a Lessee Event of Default has occurred and is continuing prior to the Commercial Operation Date, then Lessor may exercise its rights and remedies pursuant to Section 2.5 without regard to whether the Commercial Operation Date has occurred by the Required Commercial Operation Date.

(b)

Lessee Remedies.  Subject to Section 15.3(b), and notwithstanding any provision to the contrary contained herein, if Lessor shall (i) fail to perform or breach any of its material obligations under Articles 2 through 5 prior to the Commercial Operation Date, Lessee’s sole and exclusive remedies shall be those set forth in Section 2.4 and, to the maximum extent permitted by law, Lessee expressly waives any other rights available to it at law or in equity; and (ii) fail to perform or breach any of its other material obligations under this Facility Lease prior to the Commercial Operation Date, and such default continues unremedied for a period of 90 days after written notice thereof by Lessee, provided, however, that such 90-day period shall be extended for an additional 90 days so long as such default is remediable and Lessor is diligently pursuing such remedy, then Lessee may, upon written notice to Lessor, declare this Facility Lease to be in default, and at any time, subject to Section 15.3 and the other terms of this Facility Lease, Lessee shall have all remedies available to it at law or in equity.

15.2

Lease Term Remedies.

(a)

Lessor Remedies.  Subject to Section 15.3(a), whenever any Lessee Event of Default shall have occurred and be continuing during the Lease Term, Lessor may, upon written notice to Lessee, declare this Facility Lease to be in default, and at any time thereafter, so long as all outstanding Lessee Events of Default shall not have been remedied, Lessor may take any one or more of the following actions as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with, any mandatory requirements of applicable Law:

(i)

Lessor shall have the right to demand in writing that Lessee pay to Lessor immediately, as and for final liquidated damages and not as a penalty, but exclusive of any indemnities and other amounts payable by Lessee under this Facility Lease, and in lieu of all damages (including Rent (other than Supplemental Rent)) beyond the date of such demand (the “Demand Date”), and Lessee shall immediately pay the Termination Value for the Leased Facility determined as of the Rent Payment Date immediately preceding the Demand Date (it being agreed that the Termination Value shall be adjusted by subtracting therefrom any Basic Rent and/or Renewal Rent, as the case may be, previously paid by Lessee which is attributable to any period occurring on or after the Demand Date and adding thereto any Basic Rent and/or Renewal Rent, as the case may be, which has not been paid by Lessee but which has accrued for any portion of the Lease Term occurring prior to the Demand Date); provided that if a Lessee Event of Default described in Section 14.5 shall occur, the Termination Value determined in accordance with this Section 15.2(a)(i) shall automatically, and without any action on the part of Lessor, become immediately due and payable.  Concurrently with the payment by Lessee of the Termination Value to Lessor pursuant to this Section 15.2(a)(i) and the payment of all Supplemental Rent due and owing under the Lease Documents to the Persons entitled thereto:

(A)

Basic Rent or Renewal Rent, as the case may be, shall cease to accrue;

(B)

this Facility Lease shall terminate and Lessee shall cease to have any liability to Lessor with respect to the Leased Facility, except for obligations surviving pursuant to the express terms of this Facility Lease and any other Lease Document; provided that it shall be a condition of such termination that Lessee shall pay all amounts due which it is obligated to pay under this Facility Lease and the other Lease Documents;

(C)

Lessor shall transfer the Leased Facility on an “as is” and “where is” basis by an appropriate instrument of transfer in form and substance reasonably satisfactory to Lessee and prepared and recorded at Lessee’s expense; provided that such instrument of transfer shall not contain representations or warranties, express or implied, other than a warranty as to the authority to execute and deliver the instrument of transfer and as to the absence of Lessor’s Liens attributable to Lessor, the Member or the Lenders;

(D)

Lessor shall execute and deliver and/or cause to be executed and delivered, all appropriate releases and other documents or instruments (and in such form) as Lessee may reasonably request to effect the foregoing and otherwise to release the Leased Facility from the terms of this Facility Lease, all of which shall be prepared, filed and, if appropriate, recorded at the cost and expense of Lessee; and

(E)

to the extent permitted by applicable Law and the provisions of the applicable Authorizations, Lessor shall assign to Lessee all Authorizations that are in the name of Lessor and that are required to be obtained in connection with the ownership, use, operation or maintenance of the Leased Facility;

(F)

Lessor shall assign to Lessee, at Lessee’s cost and expense, all of Lessor’s right, title and interest if any, in any Project Documents to which it is a party in accordance with Exhibit E.

(ii)

Lessor may (A) terminate this Facility Lease as of the date specified in writing to Lessee and (B) declare the entire balance of Basic Rent and/or Renewal Rent, as the case may be, to be due and payable together with accrued unpaid Basic Rent and/or Renewal Rent, as the case may be, and any other Supplemental Rent payable under this Facility Lease and the other Lease Documents; provided that no reletting or taking possession of the Leased Facility by or on behalf of Lessor shall be construed as a termination of this Facility Lease by Lessor unless Lessor has delivered written notice of its intent to terminate this Facility Lease;

(iii)

Lessee shall, upon Lessor’s written demand, surrender to Lessor possession of the Leased Facility in the manner and condition required under Article 13 as if the Leased Facility were being returned at the end of the Base Term, and Lessee shall quit the same.  Lessor may act to repossess the Leased Facility by such means as are available at law or in equity.  Lessor shall have no liability by reason of any such repossession performed in accordance with Law;

(iv)

Lessor may relet all, or any portion, of the Leased Facility, for the account of Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions and for such purposes as Lessor may determine.  Lessor may collect, receive and retain the rents resulting from such reletting.  If the amount of such rents during any period is less than the Basic Rent or Renewal Rent, as the case may be, to be paid during that period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Rent Payment Date;

(v)

Lessor may exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action (legal or equitable) to enforce the terms hereof and/or to recover damages for the breach hereof; and

(vi)

Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this Facility Lease or any Laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise.  Neither the acceptance of this Facility Lease nor its enforcement shall prejudice or in any manner affect Lessor’s right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion.  No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.  Every power or remedy given by any of the Lease Documents to Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor.  In no event shall Lessor, in the exercise of the remedies provided in this Facility Lease, be deemed a mortgagee in possession, and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

(vii)

If the Leased Facility is not conveyed to Lessee pursuant to this Section 15.2, Lessee shall assign to Lessor, at Lessee’s cost and expense, all of Lessee’s right, title and interest, if any, in any Project Documents in accordance with Exhibit E.

(b)

Lessee Remedies.  If Lessor fails to perform any of its material obligations during the Lease Term, and such default continues unremedied for a period of 90 days after written notice thereof by Lessee, provided, however, that such 90-day period shall be extended for an additional 90 days so long as such default is remediable and Lessor is diligently pursuing such remedy, then Lessee may, upon written notice to Lessor, declare this Facility Lease to be in default, and at any time thereafter, subject to Section 15.3 and the other terms of this Facility Lease, shall have all remedies available to it at law or in equity.

15.3

Limitation on Liability.  Notwithstanding any provision to the contrary contained in this Facility Lease, the Parties acknowledge and agree that:

(a)

upon the declaration of a Lessee Event of Default, in accordance with Section 15.2, the maximum amount due and owing by Lessee under this Facility Lease shall be the Termination Value determined in accordance with Section 15.2(a)(i), plus all Supplemental Rent due and owing under the Lease Documents to the Persons entitled thereto, less any Loss Proceeds and Condemnation Award received by Lessor in connection therewith and not provided to Lessee;

(b)

Lessor and the Member shall have no personal liability to Lessee or its respective successors and permitted assigns for any claim based on or in respect of this Facility Lease or any other Lease Document arising in any way from the transactions contemplated hereby (other than for Lessor’s Liens attributable to Lessor or the Member, as the case may be), and the recourse shall be solely had against Lessor’s and the Member’s interest in the Leased Facility and the Lease Documents;

(c)

Lessor shall not be liable to Lessee for any costs or expenses incurred by Lessee in accordance with the fulfillment of its obligations under this Facility Lease or any other Lease Document to which it is a party; and

(d)

Notwithstanding anything to the contrary contained herein, neither Party shall be liable to the other Party under this Facility Lease for any consequential, exemplary or punitive damages.

15.4

No Delay or Omission to be Construed as Waiver.  No delay in exercising or omission to exercise any right, power or remedy accruing to a Party upon any breach or default by the other Party under this Facility Lease or any other Lease Document to which it is a party shall impair any such right, power or remedy of such Party, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

ARTICLE 16
LIENS

Neither Party shall directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Encumbrances) on or with respect to the Leased Facility or any part thereof or its interest or the other Party’s interest therein or in this Facility Lease or any other Lease Document to which it is a party.

ARTICLE 17
INDEMNIFICATION

17.1

General Indemnity.  Each Party (an “Indemnifying Party”) shall indemnify the other Party, its respective officers, directors, employees, representatives and agents (each an “Indemnitee”) from, and hold each of them harmless against, any and all Claims that may at any time be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to: (a) the execution, delivery or performance by the Indemnifying Party of this Facility Lease and any other Lease Document to which it is a party; (b) any breach or default by the Indemnifying Party of any of its covenants or representations and warranties under this Facility Lease or any other Lease Document to which it is a party; (c) any violation by the Indemnifying Party of any applicable Law or Authorization; and (d) any Environmental Claim arising out of the management, use, control, ownership or operation, as the case may be, by the Indemnifying Party of the Leased Facility or the Site; provided, however, in each case, that in no event shall an Indemnitee be indemnified for any such claims caused by reason of the gross negligence or willful misconduct of such Indemnitee.

17.2

Tax Indemnity.  The Parties agree to comply with the tax indemnity requirements set forth in Schedule 17.2.

17.3

Survival.  The provisions of Article 17 shall survive termination of this Facility Lease

ARTICLE 18
COMPLIANCE AUDIT/DISPUTE RESOLUTION

18.1

Compliance Audit.

(a)

No later than 60 days prior to the Commercial Operation Date, the Lessee shall submit to the PSCW, with a copy to Lessor, a written list of Independent Auditing Firms.  The PSCW shall select one of the Independent Auditing Firms (the “Compliance Auditor”) and give written notice thereof to Lessor and Lessee.

(b)

The Compliance Auditor shall perform an annual audit of Lessor’s and Lessee’s compliance with the following provisions of this Facility Lease:  Article 5, Section 6.5, Articles 8, 9, Section 11.1(d), Articles 12, 13, 14, 15, 17, and Sections 22.3 and 22.7.  The Compliance Auditor’s reports shall be public and shall be filed with the PSCW.  The Lessor and/or the Lessee shall either make all adjustments determined to be required under the terms of this Facility Lease by the Compliance Auditor, or, if Lessor or Lessee disagrees with the judgment of the Compliance Auditor, the Lessor or the Lessee shall submit the Dispute to the PSCW for resolution in an expedited regulatory proceeding.  Any such proceeding shall be public and Lessee’s customers as well as all other interested parties shall have a right to intervene.

18.2

General Provisions.  Any Dispute arising out of or in connection with this Facility Lease may be resolved in accordance with the provisions of Sections 18.3 through 18.9 to the extent permitted by applicable Law, provided, however, that any Dispute arising out of or in connection with this Facility Lease pursuant to Section 18.1 or Chapter 196 of the Wisconsin statutes shall be subject to the procedures set forth in Section 18.1 or Chapter 196.

18.3

Negotiation.  In the event of a Dispute, the Parties shall in good faith attempt to resolve such Dispute by negotiations within five-Business Days from the date a Party gives written notice to the other Party of such Dispute, including a description of the Dispute.  If a Dispute cannot be resolved by negotiation during such five Business Day period, the Parties’ respective representatives shall meet at least once and shall attempt to resolve such controversy or claim.  Either representative may request the other to meet within five Business Days of such request at a mutually agreed upon time and place.  Such request must be in writing and include a description of the nature of the Dispute.  If the Dispute is not resolved within five Business Days from the date of the first meeting of the such representatives (or, if the they fail to meet within the applicable period required by this Section 18.3), then such representative shall refer the Dispute to the Parties’ Senior Executives who shall have authority to settle the Dispute.  Thereupon, each representative shall promptly prepare and deliver to the Parties’ Senior Executives and the other representative a memorandum describing the Dispute and their positions and summarizing any negotiations which have taken place, together with all relevant documents.  The Senior Executives shall meet within five Business Days from the exchange of such memoranda, at a mutually agreed time and place.

18.4

Binding Arbitration.

(a)

Expedited Arbitration.  Individual Disputes involving claims or requesting payments in an amount equal to or less than $1,000,000 and multiple related Disputes involving claims or requesting payments in an amount equal to or less than $5,000,000 that are not resolved under Section 18.3 within ten Business Days of the first meeting of the Senior Executives (or if the Senior Executives fail to meet within the applicable period required by Section 18.3, the last day on which the Senior Executives were required by Section 18.3 to meet), shall be resolved through expedited arbitration conducted by an Independent Attorney in accordance with the Commercial Arbitration Rules’ expedited procedures.  Selection of the Independent Attorney shall commence upon a Party giving notice to the other Party of its election to so initiate expedited arbitration proceedings.  Lessor and Lessee shall each select one Attorney and provide notice thereof to the other Party and the PSCW, provided, however, that for so long as Lessee is an Affiliate of Lessor, the PSCW shall have 30 days from receipt of Lessee’s notice to provide Lessee written notice that it does not approve of the Lessee-selected Attorney and the name of an Attorney acceptable to the PSCW.  The two Attorneys shall promptly meet and select a third Attorney (the “Independent Attorney”) who shall preside over the expedited arbitral proceedings pursuant to this Section 18.4(a).  Should the two Attorneys fail within five Business Days of meeting to reach agreement on the Independent Attorney, then the Independent Attorney shall be selected under the Commercial Arbitration Rules’ expedited procedures.  A copy of the award of the Independent Attorney shall be filed with the Compliance Auditor and the PSCW.

(b)

Non-Expedited Arbitration.  Individual Disputes involving claims or requesting payments in an amount over $1,000,000 and multiple Disputes involving claims or requesting payments in an amount over $5,000,000 that are not resolved under Section 18.3, within ten Business Days of the first meeting of the Senior Executives (or if the Senior Executives fail to meet within the applicable period required by Section 18.3, the last day on which the Senior Executives were required by Section 18.3 to meet), shall be resolved by binding arbitration by the Independent Arbitrator in accordance with this Section 18.4(b).  Selection of the Independent Arbitrator shall commence upon a Party giving notice to the other Party of its election to so initiate arbitration proceedings.  Lessor and Lessee shall each select one Arbitrator and provide notice thereof to the other Party and the PSCW, provided, however, that for so long as Lessee is an Affiliate of Lessor, the PSCW shall have 30 days from receipt of Lessee’s notice to provide Lessee written notice that it does not approve of Lessee’s selected Arbitrator and the name of an Arbitrator acceptable to the PSCW.  The two Arbitrators shall promptly meet and select a third Arbitrator (the “Independent Arbitrator”) who shall preside over the arbitral proceedings pursuant to this Section 18.4(b); provided, however, that if such Dispute is a Technical Dispute, the two Arbitrators selected by or on behalf of Lessor and Lessee shall choose the Independent Arbitrator from the list of Arbitrators approved by the American Arbitration Association.  Should the two Arbitrators fail, within five Business Days of meeting, to reach agreement on the Independent Arbitrator, then the Independent Arbitrator shall be selected pursuant to the Commercial Arbitration Rules.  Except as otherwise expressly set forth herein to the contrary, the arbitration shall be conducted in Wisconsin in accordance with the Commercial Arbitration Rules then in force and effect, including the Optional Rules for Emergency Measures of Protection.  All Disputes between Lessor and Lessee that arise under or in connection with one or more Lease Documents may be brought in a single arbitration.  In order to facilitate the comprehensive resolution of related disputes, and upon the request of either Party to the arbitration proceeding, the Independent Arbitrator shall consolidate the arbitration proceeding brought under this Facility Lease with any other arbitration proceeding involving the Parties relating to this Facility Lease or any other Lease Document if the Independent Arbitrator determines (A) there are issues of fact or law common to the proceeding, so that a consolidated proceeding would be more efficient than separate proceedings and (B) no Party would be prejudiced as a result of such consolidation through undue delay or otherwise.

18.5

Timing; Discovery; Awards, Fees and Expenses.

(a)

It is the intent of the Parties that the Independent Arbitrator exercise due diligence to expedite full submission of the Dispute and closing of the arbitration hearings barring extraordinary circumstances.  Any arbitration hereunder shall be concluded as promptly as practicable.  Unless the Parties otherwise agree, once commenced, hearings shall be held five days a week (Monday through Friday), with each hearing day to begin at 9:00 a.m. and conclude at 5:00 p.m.  The Parties may by agreement alter these limits, or the Independent Arbitrator may alter these limits if the Independent Arbitrator determines that the interests of justice require such.  The Independent Arbitrator shall use best efforts to issue the final award or awards within 40 Business Days after closing the hearings, or if hearings have been waived, from the date of the AAA’s transmittal of the final statements and proofs to the Independent Arbitrator.  Failure to do so shall not be a basis for challenging the award.

(b)

To promote a speedy resolution of Disputes, the Parties agree that discovery shall be limited to that required by the Independent Arbitrator and shall be handled expeditiously.  Each Party shall produce relevant and non-privileged documents or copies thereof requested by the other Party within the time limits set and to the extent required by order of the Independent Arbitrator.  Depositions shall not be taken or interrogatories served or requests to admit expected as a matter of course and shall be propounded only upon order of the Independent Arbitrator.  It is the intention of the Parties that all discovery shall be concluded within 30 Business Days of the date the statement of claim is received by the Independent Arbitrator unless the Independent Arbitrator rules that more time is required in the interests of justice and to obtain a fair and informed result.  All disputes regarding discovery shall be promptly resolved by the Independent Arbitrator.

(c)

Following closing of the hearings, the Independent Arbitrator shall render its written award as provided by the Commercial Arbitration Rules.  The award shall include findings of fact and conclusions of law upon which the award is based.  The Independent Arbitrator shall endeavor to base the written award on the applicable law chosen by the Parties.  A copy of the award of the Independent Arbitrator shall be filed with the Compliance Auditor and the PSCW.

(d)

The Parties shall equally share the cost of the fee or honorarium of the Independent Arbitrator.  Each Party agrees to pay its own legal fees, including stenographic costs and other hearing-related expenses, such as travel, lodging, and any service charges required by the AAA.  The Independent Arbitrator shall not be empowered to award consequential, exemplary or punitive damages.  The Independent Arbitrator may in its written award render an award of attorneys’ fees and costs, the Independent Arbitrator’s fees and costs and all other costs of the arbitration against the losing Party in whole or in part as the Independent Arbitrator so determines.

18.6

Deadlines.  All deadlines specified in this Article 18 may be extended by mutual agreement.

18.7

Statutes of Limitation.  All applicable statutes of limitation shall be tolled while the procedures specified in Section 18.3 through Section 18.9 are pending.  The Parties shall take such action, if any, required to effectuate such tolling.

18.8

Binding Upon Parties.  In the resolution of any Dispute pursuant to this Article 18, each of the Parties, their representatives and Senior Executives and any Independent Attorney or Independent Arbitrator appointed pursuant hereto, shall give effect to Article 18.

18.9

Continued Performance.  Notwithstanding any Dispute between the Parties and/or pending the final decision of the PSCW, Independent Attorney or the Independent Arbitrator of a Dispute hereunder, (a) each Party shall continue to perform its respective obligations under this Facility Lease, and (b) neither Party shall exercise any other remedies hereunder arising by virtue of the matters in dispute.

18.10

Survival.  The provisions of this Article 18 shall survive termination of this Facility Lease.

ARTICLE 19
CONFIDENTIALITY OF INFORMATION

19.1

Non-Disclosure Obligations.

(a)

Each Party agrees that it, its Affiliates and its Affiliates’ respective directors, officers, employees, representatives, agents and advisors will use any Confidential Information of another Party solely for the purpose of implementing this Facility Lease and the other Lease Documents.  Each Party further agrees that a receiving Party may disclose Confidential Information only to such directors, officers, employees, agents, representatives and advisors who are involved in the receiving Party’s implementation of this Facility Lease and other Lease Documents, and then only on a need to know basis.  Each Party agrees that it will not (and each Party shall take full responsibility for ensuring that all of its Affiliates and all of its and its Affiliates’ respective officers, directors, employees, agents, representatives and advisors do not) in any way disclose, communicate, transfer or use (other than as permitted by this Section 19.1) any Confidential Information of another Party, without the prior written consent in each instance of such other Party; provided, however, that Lessor shall have the right to disclose such Confidential Information without the consent of Lessee to any Person (and its agents and advisors) contemplating a purchase, directly or indirectly, of all or an interest in Lessor or the Leased Facility, provided that such Person agrees that it (and its agents and advisors) will maintain such Confidential Information in accordance with the terms and conditions of this Article 19.  The covenants in the preceding sentence shall apply for two years after the expiration or termination of this Facility Lease.

(b)

Notwithstanding anything herein to the contrary, any Party (and any employee, representative or other agent of any Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.  However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

19.2

Return of Material.  Each Party agrees that it will promptly return to the disclosing Party all Confidential Information received from such disclosing Party within five days following the written request of the disclosing Party after any expiration or termination of this Facility Lease.  The return of Confidential Information shall be accomplished by personal delivery or forwarded by reputable couriers properly addressed to the disclosing Party in accordance with Section 22.4.  As an alternative, the receiving Party may destroy all such Confidential Information, and certify to the disclosing Party that such destruction has been carried out.

19.3

Law.  Each Party agrees that if it becomes subject to a subpoena or other Law to disclose any of the Confidential Information of another Party, it will provide such Party with prompt notice so that such Party may seek a protective order or other appropriate remedy.  If such protective order or other appropriate remedy is denied or otherwise not obtained, the Party required to furnish the information shall furnish only that portion of the Confidential Information which is, in the opinion of its counsel, legally compelled, and will cooperate with the other Party and its counsel to enable the other Party to attempt to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information to be disclosed.

ARTICLE 20
SUBORDINATION

20.1

Subordination.

Lessee’s interest in this Facility Lease (with the exception of the provisions hereof regarding the application of proceeds with respect to Events of Loss or an Event of Total Loss) is subject and subordinate to the lien of any and all mortgages (which term “mortgages” shall include deeds of trust and similar security instruments) securing the obligations of the Lessor, which may now or hereafter encumber or otherwise affect the Leased Facilities, or Lessor’s interest therein, as well as any and all renewals, extensions, modifications or refinancings thereof; provided, however, that so long as the Lessee is not in default of this Facility Lease (beyond all applicable periods given the Lessee to cure such default) and shall pay the Rent hereunder, and shall fully comply with and perform all the terms, covenants, conditions and provisions of the Facility Lease on the part of the Lessee hereunder to be complied with and performed, the mortgagee and its successors-in-interest shall not disturb Lessee’s possession, occupancy and use of the Leased Facilities and the Lessee’s rights and privileges under this Facility Lease, or any extension or renewal thereof which may be effected in accordance with the terms of this Facility Lease; and provided further, that in the event the mortgagee under any such mortgage shall require this Facility Lease to be superior and paramount to any such mortgage, Lessee agrees to execute, acknowledge and deliver, as directed by Lessor, any reasonable instruments required for such purpose.  In furtherance of the foregoing, Lessee and any such mortgagee shall execute a consent and/or a subordination, nondisturbance and attornment agreement consistent with commercial standards, provided that such modifications do not conflict with the terms and conditions of this Facility Lease and do not diminish, or require Lessee to waive, any of Lessee’s rights under this Facility Lease and provided further, if the Lessee and any mortgagee are not able to agree upon such modifications, the Lessee and such mortgagee shall be deemed to be bound by the terms contained in the first sentence of this Section 20.1(a).

20.2

Additional Cure Period.

Lessee agrees to give any mortgagees and/or trust deed holders, by certified mail, return receipt requested, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified in writing of the address of such mortgagees and/or trust deed holders.  Lessee further agrees to afford the mortgagees and/or trust deed holders a period of ten days beyond any period afforded to Lessor for the curing of such default, or if such default cannot be cured within that time then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings), prior to taking any action to terminate this Facility Lease.

20.3

Limitations.

Lessee agrees that no mortgagee or successor to such mortgagee shall be (i) bound by any payment of Base Rent, Renewal Rent or Supplemental Rent for more than one month in advance, (ii) liable for damages for any breach, act or omission of any prior lessor, except to the extent such breach, act or omission relates to the period after the transfer to such mortgagee or successor thereto, or (iii) subject to any offsets or defenses that Lessee may have against any prior lessor that relates to the period prior to the transfer to such mortgagee or successor thereto except to the extent that such mortgagee or successor thereto, as the new Lessor hereunder, is attempting to enforce claims of the prior lessor that relate to the period prior to the transfer.

ARTICLE 21
ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS

21.1

Estoppel Certificates.

(a)

Lessee shall, without charge, at any time and from time to time, within 15 days of request therefor by Lessor, execute, acknowledge and deliver a written estoppel certificate certifying, as of the date of such estoppel certificate, the following:  (i) whether or not this Facility Lease is unmodified and in full force and effect (or if there has been a modification, that the Facility Lease is in full force and effect as modified and setting forth such modifications); (ii) whether or not the Commercial Operation Date has occurred, and the full rental is now accruing; (iii) the amounts of Base Rent and Supplemental Rent currently due and payable by Lessee; (iv) whether or not any Base Rent has been paid more than 30 days in advance of its due date; (v) that Lessee has no knowledge of any then uncured defaults by Lessor of its obligations under this Facility Lease (or, if Lessee has such knowledge, specifying the same in detail); (vi) the address to which notices to Lessee should be sent; and (vii) any other information reasonably requested by Lessor.

(b)

Lessor shall, without charge, at any time and from time to time, within 15 days of request therefor by Lessee, execute, acknowledge and deliver a written estoppel certificate certifying to any lender or accountant of Lessee, any prospective assignee or sublessee hereof (if such assignment or sublease is permitted pursuant to the terms hereof), or other entity or person acquiring all or part of Lessee’s business (which acquisition is not deemed an assignment or if deemed an assignment is permitted pursuant to the terms hereof), as of the date of such estoppel certificate, the following:  (i) whether or not this Facility Lease is unmodified and in full force and effect (or if there has been a modification, that the Facility Lease is in full force and effect as modified and setting forth such modifications); (ii) whether or not the Commercial Operation Date has occurred, and the full rental is now accruing; (iii) the amounts of Base Rent and Supplemental Rent currently due and payable by Lessee; (iv) whether or not any Base Rent has been paid more than 30 days in advance of its due date; (v) that Lessor has no knowledge of any then uncured defaults by Lessee of its obligations under this Facility Lease (or, if Lessor has such knowledge, specifying the same in detail); (vi) the address to which notices to Lessor should be sent; and (vii) any other information reasonably requested by Lessee.

21.2

Financial Statements.

Lessee covenants and agrees that, at any time within 30 days after notice and demand by Lessor, if requested by (i) a lender or a prospective lender or prospective purchaser in connection with a bona fide financing or sale of all or any part of the Leased Facilities or the Site or any interest in any deed of trust encumbering the Lease Facilities or the Site or (ii) any prospective purchaser of all or substantially all of the interests in Lessor or in connection with any other recapitalization of the equity interest in Lessor, Lessee will furnish to Lessor financial statements as of the end of Lessee’s last fiscal year (or, if such statements have not been prepared at the time of such request, then Lessee shall furnish to Lessor financial statements with respect to Lessee’s previous fiscal year, and Lessee shall deliver to Lessor the financial statements with respect to Lessee’s last fiscal year promptly upon completion of preparation thereof if the transaction with respect to which such financial statements was requested remains pending) certified by Lessee’s chief financial officer and audited by an independent certified public accountant who shall issue an accountant’s audit report in conjunction with such audit, and Lessee consents to the delivery of same by Lessor to the parties described in clauses (i) and (ii) above.  Lessee may satisfy its obligations to Lessor under this Section by providing copies of its or its Parent’s most recent filings under the Securities Exchange Act of 1934, as amended.

ARTICLE 22
MISCELLANEOUS

22.1

Applicable Law.  THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FACILITY LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WISCONSIN.

22.2

Waiver of Jury Trial.  EACH OF LESSEE AND LESSOR WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS FACILITY LEASE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS FACILITY LEASE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22.3

Quiet Enjoyment.  So long as no Lessee Event of Default shall have occurred and be continuing (and subject in all events to Section 5.3), Lessee shall peaceably and quietly have, hold and enjoy the use, operation and possession of the Leased Facility for the Lease Term free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor.  Such right of quiet enjoyment is independent of, and shall not affect the rights of Lessor (or anyone claiming by, through or under Lessor) otherwise to initiate legal action to enforce, the obligations of Lessee under this Facility Lease.

22.4

Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a Party shall be in writing or shall be produced by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or next Business Day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed as provided below, or to such other address as any Party may designate by written notice to the other Party:

If to the Lessor:

MGE Power Elm Road, LLC

P.O. Box 1231

Madison, WI  53701

Attn: Manager

Tel: 608-252-7149

Fax: 608-252-4794

If to the Lessee:

Madison Gas and Electric Company

P.O. Box 1231

Madison, WI 53701-1231

Attn:  Chief Financial Officer

Tel: 608-252-7075

Fax: 608-252-7098

With a copy in each case to:

Madison Gas and Electric Company

P.O. Box 1231

Madison, WI 53701-1231

Attn:  General Counsel

Tel: 608-252-5604

Fax: 608-252-5778

22.5

Counterparts.  This Facility Lease has been executed in several counterparts.  One counterpart has been prominently marked “Lessor’s Copy” and the other counterparts have been prominently marked “Lessee’s Copy.”  Only the counterpart marked “Lessor’s Copy” shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by Lessor.

22.6

Severability.  Whenever possible, each provision of this Facility Lease shall be interpreted in such manner as to be effective and valid under applicable Law; but if any provision of this Facility Lease shall be prohibited by or deemed invalid under any applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Facility Lease.

22.7

Transfer Restrictions.

(a)

This Facility Lease shall be binding upon the Parties and their respective successors and permitted assigns.  Except for Transfers by the Lessor to an Affiliate, or as otherwise provided in this Section 22.7 or the Right of Refusal Agreement, neither Party may make a Transfer without the prior written consent of the other Party, and any such Transfer in contravention of this Section 22.7(a) shall be null and void ab initio.

(b)

Notwithstanding any provision to the contrary contained herein, Lessor may, at any time, without the prior written consent of Lessee, assign to the Lenders as collateral security pursuant to the Financing Documents, all of Lessor’s rights, benefits, advantages, titles and interests in and to this Facility Lease and each other Lease Document to which it is a party and the Leased Facility and all replacements thereof and substitutions therefor, including all Improvements thereto; provided, however, that such assignment shall not in any way relieve Lessor of any of its obligations hereunder; provided, further, that in the event that the Lenders exercise their remedies under the Security Documents and foreclose on Lessor’s rights, benefits, advantages, titles and interests in and to the Leased Facility and the Lease Documents, then the Lenders shall, except to the extent otherwise agreed by Lessee in writing, be bound by the terms and conditions of this Facility Lease and the other Lease Documents.  Lessee hereby irrevocably consents to any such assignment and to the creation of any such security interest in favor of the Lenders, in each case, pursuant to the Security Documents.

(c)

Notwithstanding any provision to the contrary contained herein, after and only after the seventh anniversary of the date of Commercial Operation of the Leased Facility, Lessor may, subject to this Section 22.7(c) and otherwise in accordance with the terms and conditions of this Section 22.7, make a Transfer of all, but not less than all, of its interest to an Acceptable Assignee.  It shall be a condition precedent to any Transfer pursuant to this Section 22.7(c) that the Acceptable Assignee enter into an assignment and assumption agreement, in form and substance reasonably satisfactory to the Parties, whereby Lessor shall sell, and the Acceptable Assignee shall purchase, an ownership interest in the Leased Facility and all replacements thereof and substitutions therefor, including all Improvements thereto, and Lessor shall assign, and the Acceptable Assignee shall assume, the rights, obligations, benefits, advantages, titles and interests of Lessor in this Facility Lease and each other Lease Document to which Lessor is a party.

(d)

No less than 120 days prior to a proposed Transfer by Lessor of all, but not less than all, of its interest to an Acceptable Assignee (other than an Affiliate), Lessor shall provide Lessee written notice of such proposed Transfer, including the terms and conditions of the proposed Transfer and the name of the Acceptable Assignee.  Lessee shall have 60 days from receipt of such notice to notify Lessor in writing of its election to exercise its right of first refusal to purchase the interest to be transferred on the same terms and conditions of such proposed Transfer; provided, however, that if Lessee fails to notify Lessor of its election to exercise its right of first refusal within such 60-day period, Lessee shall be deemed to have waived its right of first refusal with respect to such proposed Transfer.  If Lessee notifies Lessor of its election to exercise its right of first refusal within such 60-day period,  then within 30 days of delivery of such notice to Lessor, Lessee and Lessor shall meet to negotiate the terms and conditions of the transfer documents; provided, that the terms and conditions thereof shall be no less favorable to Lessor than the terms and conditions of the proposed Transfer by Lessor to the Acceptable Assignee.  Upon consummation of the Transfer by Lessor and Lessee pursuant to the transfer documents, this Facility Lease shall terminate and each of the Parties shall cease to have any liability to one another with respect to the Leased Facility and each other Lease Document to which it is a party, except for obligations surviving pursuant to the express terms of this Facility Lease and the other Lease Documents, provided, that it shall be a condition of such termination that each of the Parties shall have performed their respective obligations pursuant to the Lease Documents and that each Party shall pay all amounts due which it is obligated to pay under the Lease Documents.

(e)

The Parties acknowledge that they have entered into the Right of First Refusal Agreement, substantially in the form of Exhibit C, with MGE Energy and the Member.

(f)

Lessee shall not, without the prior written consent of Lessor, sublease all or any portion of the Leased Facility and all replacements thereof and substitutions therefor, including all Investments thereto, and its rights, benefits, advantages, titles and interest in and to this Facility Lease and each other Lease Document to which it is a party, and any such sublease made in contravention of this Section 22.7(f) shall be null and void ab initio.

(g)

The Parties acknowledge that Schedule 22.7 addresses certain regulatory implications imposed on Lessee by the PSCW with respect to a ratings downgrade as a result of a Transfer.

22.8

Third-Party Beneficiaries.  Except as expressly provided herein, none of the provisions of this Facility Lease is intended for the benefit of any Person except the Parties, their respective successors and permitted assigns.

22.9

Entire Agreement.  This Facility Lease states the rights of the Parties with respect to the leasing of the Leased Facility and the other transactions contemplated by this Facility Lease and supersedes all prior agreements, oral or written, with respect thereto.

22.10

Headings and Table of Contents.  Section headings and the table of contents used in this Facility Lease (including the Schedules, Annexes and Exhibits hereto) are for convenience of reference only and shall not affect the construction or interpretation of this Facility Lease.

22.11

Schedules, Annexes and Exhibits.  The Schedules, Annexes and Exhibits attached hereto, along with all attachments referenced therein, are incorporated herein by reference and made a part hereof.

22.12

No Joint Venture.  Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

22.13

Amendments and Waivers.  No term, covenant, agreement or condition of this Facility Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by both Parties and approved by the PSCW.

22.14

Survival.  Except as expressly provided herein, the warranties and covenants made by each Party shall not survive the expiration or termination of this Facility Lease in accordance with its terms.

22.15

Limitation on Liability.  The Parties acknowledge and agree that: (a) this Facility Lease is executed and delivered by the Member, not individually or personally but solely as Member of Lessor, in the exercise of the powers and authority conferred and vested in it pursuant thereto; (b) each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as a personal representation, undertaking and agreement (as applicable) by the Member, but is made and intended for the purpose of binding only Lessor; (c) nothing herein contained shall be construed as creating any liability on the Member, individually or personally, to perform any covenant either expressly contained or implied herein, all such liability, if any, being expressly waived by the Parties or by any Person claiming by, through or under the Parties; and (d) under no circumstances shall the Member be personally liable for the payment of any indebtedness or expenses of Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor under this Facility Lease.

22.16

Further Assurances.  Each Party shall promptly and duly execute and deliver such further documents and assurances for and take such further actions reasonably requested by the other Party, all as may be reasonably necessary to carry out the intent and purpose of this Facility Lease.

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IN WITNESS WHEREOF, Lessor and Lessee have caused this Facility Lease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.

MGE POWER ELM ROAD, LLC,
  as Lessor

By:

______________________________

Name:

Title:

MADISON GAS AND ELECTRIC COMPANY,
  as Lessee

By:

______________________________

Name:

Title:

Footnotes

1 All numbers used herein with respect to the Approved Amount, Delay Damages and the like have been calculated assuming that the Lessor acquires an 8.33% interest in Elm Road Unit 2.  If the Lessor acquires a different interest, the number will be proportionally adjusted.